UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07458

                                     Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, 5th Floor

                                     Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Elise M. Dolan

Tweedy, Browne Company LLC

One Station Place, 5th Floor

                                         Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:  203-703-0600

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Tweedy, Browne Fund Inc.

Annual Report

TWEEDY, BROWNE INTERNATIONAL VALUE FUND (TBGVX)
(FORMERLY, TWEEDY, BROWNE GLOBAL VALUE FUND)

TWEEDY, BROWNE INTERNATIONAL VALUE FUND II - CURRENCY UNHEDGED (TBCUX)
(FORMERLY, TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED)

TWEEDY, BROWNE VALUE FUND (TWEBX)

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)

March 31, 2022

Tweedy, Browne International Value Fund

Tweedy, Browne International Value Fund II - Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

ANNUAL REPORT

March 31, 2022

Investment Adviser’s Note (Unaudited)

PERFORMANCE

			Periods Ending March 31, 2022
	CUMULATIVE 18 MOS THRU 03/31/22	6 MOS ENDING 03/31/22	1YR	5 YR	10 YR	SINCE INCEPTION(3)

INTERNATIONAL VALUE FUND (INCEPTION 06/15/93)*	27.99%	1.70%	4.36%	5.06%	6.51%	8.67%

MSCI EAFE INDEX (HEDGED TO USD)†(1)(2)(3)	28.92	0.56	7.08	8.32	9.56	6.41

MSCI EAFE INDEX (USD)†(1)(2)(3)	21.48	-3.38	1.16	6.72	6.27	5.37

INTERNATIONAL VALUE FUND II (INCEPTION10/26/09)*	25.11%	0.08	1.13	4.37	4.84	5.35

MSCI EAFE INDEX (USD)†(1)(2)	21.48	-3.38	1.16	6.72	6.27	5.47

VALUE FUND (INCEPTION12/08/93)*	28.66	2.54	5.35	6.10	7.13	7.94

MSCI WORLD INDEX (HEDGED TO USD)†(1)(3)(5)	33.65	3.31	11.87	12.94	12.27	8.36

S&P 500 INDEX/MSCI WORLD INDEX (HEDGED TO USD)¶ †(1)(4)(5)	33.65	3.31	11.87	12.94	12.27	9.07

WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (INCEPTION 09/05/07)*	22.18	2.06	1.97	5.66	5.40	4.22

MSCI WORLD INDEX (USD)†(1)(5)	31.67	2.21	10.12	12.42	10.88	6.82

MSCI WORLD HIGH DIVIDEND YIELD INDEX (USD)†(1)(5)	29.61	7.25	9.41	8.07	8.22	4.71

¶ S&P 500 Index (12/08/93-12/31/06)/MSCI World Index (Hedged to USD) (01/01/07-present)

	INTERNATIONAL VALUE FUND	INTERNATIONAL VALUE FUND II	VALUE FUND	WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

TOTAL ANNUAL FUND OPERATING EXPENSE RATIOS AS OF 03/31/2022	1.38% (gross); 1.34% (net)‡	1.37% (gross); 1.34% (net)§	1.39% (gross); 1.34% (net)§	1.48% (gross); 1.34% (net)§

TOTAL ANNUAL FUND OPERATING EXPENSE RATIOS AS OF 03/31/202	1.38% (gross); 1.37% (net)	1.38% (gross); 1.38% (net)	1.41% (gross); 1.38% (net)	1.47% (gross); 1.39% (net)

30-DAY STANDARDIZED YIELDS AS OF 03/31/2022	0.94% (Subsidized); 0.93% (Unsubsidized)	1.07% (Subsidized); 1.07% (Unsubsidized)	0.66% (Subsidized); 0.66% (Unsubsidized)	1.79% (Subsidized); 1.79% (Unsubsidized)

* The performance data shown represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end, or to obtain after-tax performance information. Please refer to footnotes 1 through 5 at the end of this letter for descriptions of the Funds’ indexes. Results are annualized for the one–year, five-year, ten-year and since inception periods only.

† Investors cannot invest directly in an index. Index returns are not adjusted to reflect the deduction of taxes that an investor would pay on distributions or the sale of securities comprising the index.

‡ Tweedy, Browne has voluntarily agreed, effectiveMay 22, 2020 through at least July 31, 2023, to waive the International Value Fund’s fees whenever the Fund’s average daily net assets (“ADNA”) exceed $6 billion. Under the arrangement, the advisory fee payable by the Fund is as follows: 1.25% on the first $6 billion of the Fund’s ADNA; 0.80% on the next $1 billion of the Fund’s ADNA (ADNA over $6 billion up to $7 billion); 0.70% on the next $1 billion of the Fund’s ADNA (ADNA over $7 billion up to $8 billion); and 0.60% on the remaining amount, if any, of the Fund’s ADNA (ADNA over $8 billion). The performance data shown above would have been lower had fees not been waived from May 22, 2020 to March 31, 2022.

§ Tweedy, Browne has voluntarily agreed, effective December 1, 2017 through at least July 31, 2023, to waive a portion of the International Value Fund II’s, the Value Fund’s and the Worldwide High Dividend Yield Value Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of the International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) The net expense ratios set forth above reflect this limitation, while the gross expense ratios do not. Please refer to the Funds’ prospectus for additional information on the Funds’ expenses. The International Value Fund II’s, Value Fund’s and Worldwide High Dividend Yield Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The Funds do not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

MARCH 31, 2022

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION

INTERNATIONAL VALUE FUND since 06/15/1993
INTERNATIONAL VALUE FUND
$109,479
MSCI EAFE (HEDGED TO USD)
$59,998
MSCI EAFE (USD)
$45,222
$10,000
06/15/1993
03/31/2022

Prior to 2004, information with respect to both MSCI EAFE Indexes were available at month end only; therefore, the closest month end to the inception date of the Fund, May 31, 1993, was used.

INTERNATIONAL VALUE FUND II – CURRENCY UNHEDGED since 10/26/2009
MSCI EAFE (USD)
$19,395
INTERNATIONAL VALUE FUND II
$19,118
$10,000
10/31/2009
03/31/2022

VALUE FUND since 12/08/1993
S&P 500/MSCI WORLD (HEDGED TO USD)*
$116,920
MSCI WORLD (HEDGED TO USD)
$97,127
VALUE FUND
$86,936
$10,000
12/08/1993
03/31/2022

WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND since 09/05/2007
MSCI WORLD (USD)
$26,158
MSCI WORLD HIGH DIV YIELD (USD)
$19,540
WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND
$18,258
$10,000
09/05/2007
03/31/2022

Please refer to performance disclosures provided on the previous page.

Investment Adviser’s Note (Unaudited)

“    ”

A Hare was making fun of the Tortoise one day for being so slow. “Do you ever get anywhere?” he asked with a mocking laugh. “Yes,” replied the Tortoise, “and I get there sooner than you think. I’ll run you a race and prove it.”

- Aesop’s Fables

TO OUR SHAREHOLDERS:

Our hearts go out to the Ukrainian people and their loved ones as Russian forces continue to conduct a brutal and heartless military assault on their country. This attack has sparked extreme volatility in global equity markets as investors struggle to understand what it means for the global economy and stocks. And this is occurring on top of rising inflation levels, current and prospective central bank tightening around the world, skyrocketing energy prices, and Covid lockdowns in China. The probabilities of a recession in the medium term have certainly increased.

While the Russian invasion is deeply unsettling, like other crises in the past, our immediate response has been to remain calm and draw on our experience to assess the situation rationally. A vital benefit of successfully operating for over 100 years in the investment industry is having a balanced perspective when markets are highly reactive.

You can rest assured that the Funds do not have any direct holdings in Ukraine or Russia; however, our Fund portfolios have some indirect exposure to the region. Nevertheless, the “knock on” effects on the broader global economy and on equity markets have been significant, and our Fund portfolios have not been completely immune to these effects. This has been particularly felt in the Funds’ European-based holdings, as investors feared the impact on corporate profit margins of supply chain disruptions, rising input costs and inflation, economic sanctions, and rising oil prices. With equity valuations on the high side, and geopolitical and economic uncertainty escalating, it is no wonder that global equity markets had a comeuppance in the first quarter of this year. While we remain very concerned about the Russian invasion in Ukraine for humanitarian reasons and for what it may mean for equity markets in the near term, we do not believe that this threat is likely to impact our long-term approach to markets, nor do we believe that it will likely permanently impair the underlying estimated intrinsic values of the companies held in our Funds’ portfolios. Nevertheless, we will continue to closely monitor our Fund portfolios as the situation unfolds, and seek to take advantage of the inevitable pricing opportunities we expect will be presented by these challenging markets.

PERFORMANCE

After nearly nine years of an incredibly difficult stretch for value investors, we believe that the pendulum is now swinging back in favor of what we do, and that is reflected in the returns of our Funds over the last year and a half. If one looks at performance results beginning 18 months ago (September 30, 2020), when the prospects for emergency use approval of vaccines and the prospect of a strong fundamental economic recovery sparked a strong rally in value-oriented equities, the Tweedy, Browne Funds have produced cumulative absolute returns of between 22% and 29%. Our two international Funds performed roughly in line with or outperformed their respective benchmarks, while our two more globally oriented funds trailed their benchmarks during this period, largely due to an underweighting in US equities and the impact of the Ukraine war on the relative performance of European equities. Three of our four Funds significantly outperformed the growth component of the MSCI EAFE and World Indexes, which produced returns for the 18-month period of 10.79% (MSCI EAFE Growth Index) and 23.23% (MSCI World Growth Index). The Worldwide High Dividend Yield Value Fund finished the 18-month period with a strong absolute return of 22.18%, but marginally underperformed the MSCI World Growth Index.

Returns over the 12 months ended March 31, 2022 were not as robust. All four Funds underperformed their respective benchmark indices producing absolute returns of between 1.13% and 5.35% compared to returns of between 1.16% and 11.87% for their benchmarks. For our Funds and value stocks in general, returns had been quite strong from the first announcements of vaccines in the fourth quarter of 2020, right up until mid-May of 2021, when the Delta and subsequent Omicron variants appeared, driving people indoors again. From that point forward, as case rates and hospitalizations rose, the “stay at home” technology and growth stocks once again surged, driving stock market returns for the rest of the calendar year. As the new year opened, increasing concerns regarding rising inflation and interest rates, and the invasion of Ukraine, led to rising

MARCH 31, 2022

market volatility and value stocks once again assumed market leadership.

The US dollar has remained remarkably strong over the last year against all major currencies, including the euro, the British pound, and the Japanese yen. This US dollar strength favors currency hedged funds, like our International Value Fund and Value Fund , which hedge their perceived foreign currency exposure, to the extent practicable, back into the US dollar. Significant gains in the value of the Funds’ forward contracts helped to soften much of the dilution in total return due to poor currency translations during the fiscal year. These gains also helped to propel the International Value Fund’s returns well ahead of the MSCI EAFE Index (in USD) for the fiscal year. However, the International Value Fund underperformed its benchmark, the MSCI EAFE Index (Hedged to USD) for the period. As you know, the International Value Fund and Value Fund seek to reduce their currency risk by hedging their perceived foreign currency exposure back into the US dollar based on our judgment of such exposure, after taking into account various factors such as the sources of the Fund’s portfolio companies’ earnings and the currencies in which the Fund’s securities trade. Therefore, the International Value Fund and the Value Fund will only partially hedge multi-national portfolio companies that earn revenues and profits in US dollars. Those companies’ exposure to US dollar revenues and earnings acts, in our view, as an implicit hedge. The MSCI EAFE Index (Hedged to USD) and MSCI World Index (Hedged to USD), on the other hand, are fully hedged back into the US dollar, irrespective of some of their constituents having material revenues and earnings in US dollars. In addition, the International Value Fund has had a significant underweight in Japanese equities (2.6% allocation as of March 31, 2022). When the US dollar is strong while the Japanese yen is weak, as has been the case over the last year, it becomes more challenging to outpace the hedged benchmark’s stronger relative performance. The benchmark’s outperformance, in part, is due to its relatively large weighting in the Japanese yen (23%) and its policy of hedging 100% of its nominal exposure back into the US dollar. With respect to the Value Fund, hedging gains were not enough to propel the Fund ahead of the hedged or unhedged MSCI World Index, as the Fund was disadvantaged by its relatively lower weighting in US equities. The unhedged Worldwide High Dividend Yield Value Fund also trailed its unhedged benchmark for the year in part due to a significant relative underweighting in US equities. As would be expected, during this period of US dollar strength, the International Value Fund II – Currency Unhedged was unable to perform on an absolute basis as well as the hedged International Value Fund, but did come very close to besting its unhedged benchmark producing a return of 1.13% versus 1.16% for the MSCI EAFE Index in US dollars.

PORTFOLIO ATTRIBUTION & POSITIONING

Please note that the individual companies discussed herein were held in one or more of the Funds during the year ending March 31, 2022, but were not necessarily held in all four of the Funds.

With respect to portfolio attribution, the strongest overall contributions to our Funds’ performance over the last fiscal year came from traditional value groups such as the Funds’ financial, consumer staples, healthcare, and industrial holdings. This included strong returns from the Funds’ banks, diversified financials, food and beverage, pharma and interactive tech media companies. It has been a particularly beneficial environment for banks such as Wells Fargo, DBS Group, United Overseas Bank, and Bank of New York Mellon, which have been clear beneficiaries of the increase in financial activity, advisory fees and net interest margins. Food and beverage holdings, Nestlé, Diageo and Coca-Cola FEMSA benefitted from economic reopenings around the world. Pharma companies such as GlaxoSmithKline and Roche continued to benefit from strong drug pipelines. Interactive media holding, Alphabet (Google), whose growth trajectory in search and other online businesses has remained extraordinarily strong, and Swiss media company, TX Group, which through a recent joint venture expanded its digital classified ad business, also produced strong returns for the period. The stock prices of British defense-related industrial companies, BAE Systems and Babcock International, also responded well during the period. BAE recently de-risked its pension plan and, in our view, continues to have an attractive mix of defense businesses in demand by the UK military, while Babcock International is in the midst of a turnaround by new management, which is gaining credibility amongst investors. The German defense contractor and automotive parts manufacturer, Rheinmetall, also delivered a strong performance during the year as the war in Ukraine increased interest in defense and security. The share price of Bollore, the French logistics and media company, benefitted from the strength in the freight forwarding market (driven by Covid-related supply chain disruptions) and the sale of

Investment Adviser’s Note (Unaudited)

its African port and logistics business. TotalEnergies, the French oil & gas company, one of the Funds’ few remaining oil companies, benefitted from the recent spike in oil prices. A number of other holdings saw their stock prices advance during the year, including Berkshire Hathaway, the Warren Buffett-led conglomerate, and AutoZone, the US-based aftermarket auto parts retailer, which has benefitted from disruptions in the automotive supply chain. Carlisle, the US-based commercial roofing company, also performed well in the period as it continues to benefit from a strong reroofing backlog due to jobs deferred during Covid, and the increasing age of the commercial building stock in the US.

Corporate actions later last year in a few of our Fund holdings also had a positive impact on results for the fiscal year end. For example, La Banque Postale announced a tender last fall for the remaining shares of the French life insurer, CNP Assurances, which it did not already own. CNP is a longtime Fund holding, and the stock jumped up 36% on the news in late October. While the offer, in our view, was not at the company’s full intrinsic value, we decided to sell our Funds’ shares. The Swedish industrial company, Trelleborg, which is held in all of our Funds, also jumped up on the rumor last fall that a Japanese rubber company had offered $2 billion for Trelleborg’s wheel systems business. The stock hit a record high 237 krona shortly after the initial media coverage. In late March rumor became reality, as Trelleborg signed an agreement to divest its wheel systems division to Yokohama Rubber Company for $2.3 billion. Our weighted average cost in Trelleborg shares across our Funds is roughly 118 krona. Holdings of CNH Industrial also got a boost in the 4th quarter from the company’s plan to spin off its trucking and powertrain business, Iveco, early in 2022.

In contrast, several of the Funds’ consumer discretionary, utility, materials, and industrial holdings produced disappointing results for the fiscal year. This included portfolio holdings such as Autoliv, the Swedish automobile airbag and seatbelt company, and Norma, the German manufacturer of joining products for the automotive sector — both companies suffered from automobile supply chain difficulties (lack of semiconductors and harnesses), and were negatively impacted by raw material inflation; Safran, the French jet engine manufacturer whose results are correlated in part to passenger airline volume has yet to fully recover from lockdowns and Covid restrictions;

Rubis was affected by rising energy prices; BASF was impacted by macroeconomic concerns as well as Russia exposure in its oil & gas subsidiary; Henkel was negatively impacted by the relatively slower growth in Europe due to the pandemic and the Russian invasion of Ukraine; Intel announced a plan to regain product leadership that was more expensive than investors had expected; 3M faced rising litigation costs; Comcast was affected by a slowdown in broadband subscriber growth post “stay-at-home” and by increasing competition; and Fresenius SE & Co, the German healthcare company, which experienced a declining patient population for their dialysis services due to Covid deaths. It remains our view that these companies are strong and resilient and should be able to weather the near-term geopolitical and economic uncertainty and the market volatility associated therewith.

The Funds’ emerging market holdings also faced challenges during the fiscal year, particularly those in China, as economic growth slowed and regulatory and governmental intervention continued to negatively impact certain industries and companies. This led to declines in Alibaba, Baidu, Tencent, and A-Living, among other Chinese holdings. Recent government imposed Covid lockdowns have only added to these concerns. That said, we were encouraged by recent messaging from Chinese Vice Premier Liu He, where he encouraged the adoption of standard, transparent and predictable regulation to promote the steady and healthy development of the Chinese platform economy and improve its international competitiveness. While there are no guarantees, Liu He’s comments provide some hope that Chinese regulation might not be as heavy handed going forward.

PORTFOLIO ACTIVITY

Despite rising valuations for much of the last year, we continued to be very active in adding to and pruning the Funds’ investment gardens. We uncovered numerous equities that we believe were undervalued, particularly in Europe and in some of the more developed emerging markets, but also in the US. We established a number of new positions during the fiscal year and added to many others, including Vertex Pharmaceuticals, the US-based biotechnology company; Kemira, the Finnish chemical solutions business; Haitian International, the largest manufacturer of plastic injection molding machines in China; Buzzi Unicem, the Italian cement company;

MARCH 31, 2022

Fagron, the Belgium based pharmaceutical compounding company; SKF, the Swedish ball bearings company; FMC, the US-based agricultural chemicals company; Sumitomo Heavy, the multi-faceted Japanese manufacturer; Tencent, the dominant Chinese social media and gaming company; US-based Thor Industries, the largest maker of recreational vehicles in the world; Uni-President, the China-based instant noodles and beverage company; Winpak, the Canadian food packaging company; Tesco, the UK-based grocery business; and, near year end, Rheinmetall, the German-based defense systems and automotive components company. All of these companies, at purchase, were trading at substantial discounts from our conservative estimates of intrinsic value, were financially strong, and in our view had good prospects for future growth. To make room for the new acquisitions and additions, we sold and trimmed a number of the Funds’ holdings that had approached or exceeded our estimates of intrinsic value, including Bangkok Bank, Hankook & Co., Alten, the German engineering company, Jardine Strategic, Kingboard Holding, Michelin, Novartis, Roche, Siemens, Carlisle Cos, Phillips 66, Bollore, Alphabet, AbbVie, and a host of others.

FINAL THOUGHTS

Ben Graham’s intrinsic value approach emphasized sound investment, using business-like principles to seek to purchase undervalued equities at prices which (in theory) afforded the investor a “margin of safety.” The elegance of his theory was that, as prices become more discounted, there is (at least theoretically) less risk of loss, along with the prospect for greater return if price accretes over time to estimated intrinsic value. (Of course, equity investing always involves the risk of loss.)

A condition precedent to the long-term success of the approach is the ability to weather challenging periods of underperformance that often offer pricing opportunity to disciplined value conscious investors. While this most recent period of underperformance for value management has been unprecedented in its length and psychologically unsettling, we believe shareholders can take some comfort in the fact that recovery periods in the past have tended to be robust, and have typically lasted for five plus years. For example, in the two five-year recovery periods prior to this past decade, 2000-2004 and 2008-2012, the International Value Fund produced cumulative returns that bested its benchmark index by 6,316 (63.16%) and 2,745 (27.45%) basis points, respectively. If the past is prologue, we hope that our value style of investing will fare as well this time around relative to our growth brethren and our Funds’ global and international benchmarks. (Past performance is no guarantee of future results.)

The pendulum indeed appears to be swinging as we write, and we believe that we are in the midst of a tectonic shift in markets, catalyzed in part by the war in Ukraine and pandemic-related supply shocks, but driven primarily by escalating inflation and rising interest rates. We believe this shift should continue to favor sensible and disciplined price-driven strategies. The Tweedy, Browne Funds have taken advantage of the volatility in equity markets over the last couple of years, and in our view are well positioned for what lies ahead. So for all you fellow tortoises out there, remain steady, and never forget that the race is not always to the swift.

Thank you for your continued confidence and trust.

Sincerely,

Roger R. de Bree, Frank H. Hawrylak,

Jay Hill, Sean McDonald, Thomas H. Shrager,

John D. Spears, Robert Q. Wyckoff, Jr.

INVESTMENT COMMITTEE

Tweedy, Browne Company LLC

May 2022

Investment Adviser’s Note (Unaudited)

NOTES

1.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

2.

The MSCI EAFE Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a US dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes.

3.

Inception dates for the International Value Fund, International Value Fund II, Value Fund and Worldwide High Dividend Yield Value Fund are June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively. Prior to 2004, information with respect to the MSCI EAFE and MSCI World Indexes used was available at month end only; therefore, the since-inception performance of the MSCI EAFE Indexes quoted for the International Value Fund reflects performance from May 31, 1993, the closest month end to the International Value Fund’s inception date, and the since inception performance of the MSCI World Index quoted for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

4.

The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-US securities). The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks that assumes the reinvestment of dividends. The index is generally considered representative of US large capitalization stocks.

5.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of this index for a US dollar investor. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into US dollars. The index accounts for interest rate differentials in forward currency exchange rates. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index (in US$) reflects the return of the MSCI World High Dividend Yield Index for a US dollar investor. The MSCI ACWI ex USA Value Index captures large and mid cap securities exhibiting overall value style characteristics across 22 Developed and 27 Emerging Markets countries. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Mention of a specific security should not be considered a recommendation to buy or a solicitation to sell that security. Portfolio holdings are subject to change at any time without notice and may not be representative of a Fund’s current or future investments.

The MSCI style methodology adopts a two-dimensional framework for value/growth segmentation: each security is given an overall style characteristic derived from its value and growth scores and is then placed into either a value or a growth index (or is partially allocated to both). The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. The MSCI World Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets. The MSCI EAFE Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed markets countries around the world, excluding the US and Canada.

The views expressed represent the opinions of Tweedy, Browne Company LLC as of the date of this letter, are not intended as a forecast or a guarantee of future results, or investment advice and are subject to change without notice.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in US securities markets. These risks, which are more pronounced in emerging markets, include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-US countries. In addition, the securities of small, less well-known companies may be more volatile than those of larger companies. Force majeure events such as pandemics, political upheaval and natural disasters are likely to increase the risks inherent in investments and could have a broad negative impact on the world economy and business activity in general. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Dividends are not guaranteed, and a company currently paying dividends may cease paying dividends at any time. Diversification does not guarantee a profit and does not protect against a loss in a declining market.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has developed into a global pandemic and has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 pandemic has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways, and the duration of this pandemic cannot be determined with certainty. While some vaccines have been developed

MARCH 31, 2022

and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could have a significant impact on the Funds, including by impacting the Funds’ performance, net asset value, income, and/or operating results or the performance, income, operating results and viability of issuers in which each Fund invests.

Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds. All investments are subject to risk including the possible loss of principal. There is no assurance that a Fund will achieve its investment objective.

Although the practice of hedging against currency exchange rate changes utilized by the Tweedy, Browne International Value Fund and the Tweedy, Browne Value Fund reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the US dollar declines against the currencies in which the Funds’ investments are denominated and may impose costs on the Funds. As a result of practical considerations, fluctuations in a security’s prices, and fluctuations in currencies, a Fund’s hedges are expected to approximate, but will generally not equal, the Fund’s perceived foreign currency risk.

Stocks and bonds are subject to different risks. In general, stocks are subject to greater price fluctuations and volatility than bonds and can decline significantly in value in response to adverse issuer, political, regulatory, market or economic developments. Unlike stocks, if held to maturity, bonds generally offer to pay both a fixed rate of return and a fixed principal value. Bonds are subject to interest rate risk (as interest rates rise bond prices generally fall), the risk of issuer default, issuer credit risk, and inflation risk, although US Treasuries are backed by the full faith and credit of the US Government.

This letter contains opinions and statements on investment techniques, economics, market conditions and other matters. There is no guarantee that these opinions and statements will prove to be correct, and some of them are inherently speculative. None of them should be relied upon as statements of fact. Content reproduced from Morningstar is ©2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by AMG Distributors, Inc., Member FINRA/SIPC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc. You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Funds. The prospectus should be read carefully before investing.

Expense Information (Unaudited)

A shareholder of the International Value Fund (formerly, Tweedy, Browne Global Value Fund), International Value Fund II – Currency Unhedged (formerly, Tweedy, Browne Global Value Fund II – Currency Unhedged), Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2021 to March 31, 2022.

Actual Expenses. The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes. The second part of the table presented below, under the heading “Hypothetical Expenses,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only. There are no transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period* 10/1/21– 3/31/22	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period* 10/1/21 – 3/31/22	Annualized Expense Ratio
International Value Fund	$1,000.00	$1,017.00	$6.79	$1,000.00	$1,018.20	$6.79	1.35%
International Value Fund II – Currency Unhedged	$1,000.00	$1,000.80	$6.73	$1,000.00	$1,018.20	$6.79	1.35%
Value Fund	$1,000.00	$1,025.40	$6.82	$1,000.00	$1,018.20	$6.79	1.35%
Worldwide High Dividend Yield Value Fund	$1,000.00	$1,020.60	$6.75	$1,000.00	$1,018.25	$6.74	1.34%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), divided by 365 (to reflect the one-half year period).

Tweedy, Browne

International Value Fund

Portfolio Highlights as of March 31, 2022 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne International Value Fund vs.

MSCI EAFE Index

(Hedged to US$ and in US$)

6/15/93 through 3/31/22

Average Annual Total Returns – For Periods Ended March 31, 2022

	Tweedy, Browne International Value Fund	MSCI EAFE Index (Hedged to US$)	MSCI EAFE Index (in US$)
1 Year	4.36%	7.08%	1.16%
5 Years	5.06	8.32	6.72
10 Years	6.51	9.56	6.27
Since Inception (6/15/93)	8.67	6.41	5.37
Total Annual Fund Operating Expense Ratio as of 3/31/21, as disclosed in the Fund’s most recent prospectus: 1.38% (gross), 1.37% (net).†
Total Annual Fund Operating Expense Ratio as of 3/31/22: 1.38% (gross), 1.34% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne has voluntarily agreed, effective May 22, 2020 through at least July 31, 2023, to waive the International Value Fund’s fees whenever the Fund’s average daily net assets (“ADNA”) exceed $6 billion. Under the arrangement, the advisory fee payable by the Fund is as follows: 1.25% on the first $6 billion of the Fund’s ADNA; 0.80% on the next $1 billion of the Fund’s ADNA (ADNA over $6 billion up to $7 billion); 0.70% on the next $1 billion of the Fund’s ADNA (ADNA over $7 billion up to $8 billion); and 0.60% on the remaining amount, if any, of the Fund’s ADNA (ADNA over $8 billion). The Fund’s performance would have been lower had fees not been waived from May 22, 2020 to March 31, 2022.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. The MSCI EAFE Index (Hedged to US$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is June 15, 1993. Prior to 2004, information with respect to the MSCI EAFE indexes used was available at month end only; therefore, the closest month end to the Fund’s inception date, May 31, 1993, was used.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne International Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2022

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne International Value Fund to the results of the MSCI EAFE Index (hedged to US$) and the MSCI EAFE Index (in US$) (non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne International Value Fund

Portfolio of Investments

March 31, 2022

Shares		Value*

COMMON STOCKS—94.2%

	Belgium—0.2%
569,770	Fagron NV	$10,441,088

	Canada—2.0%
1,124,700	National Bank of Canada	86,289,581
251,390	Lassonde Industries, Inc., Class A(a)	28,702,396
386,105	Winpak, Ltd.	11,870,167

		126,862,144

	China—5.0%
6,558,290	Alibaba Group Holding, Ltd.(b)	89,520,813
4,349,576	Baidu, Inc., Class A(b)	76,782,886
41,516,695	Dali Foods Group Co., Ltd.	21,664,061
3,734,350	Haitian International Holdings, Ltd.	9,631,813
49,499	JD.com, Inc., Class A(b)	1,406,850
7,801,470	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	16,015,571
6,463,000	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	7,967,877
1,485,150	Tencent Holdings, Ltd.	68,473,623
9,544,780	Uni-President China Holdings, Ltd.	8,284,863
22,047,485	WH Group, Ltd.	13,848,193

		313,596,550

	Czech Republic—0.0%(c)
2,800	Philip Morris CR a.s.	2,219,337

	Finland—0.3%
1,569,538	Kemira Oyj	20,652,580

	France—11.0%
10,734,192	Bollore SE	56,534,090
2,510,680	Rubis SCA	74,223,044
1,412,745	Safran SA	167,292,537
5,560,065	SCOR SE	179,820,699
1,527,083	Tarkett SA(b)	21,646,647
3,831,330	TotalEnergies SE	194,985,160

		694,502,177

	Germany—7.3%
1,383,980	BASF SE	79,427,565
2,276,215	Fresenius SE & Co., KGaA	84,058,091
1,682,955	Henkel AG & Co., KGaA	111,725,526
792,204	Krones AG	66,181,457
42,354	KSB SE & Co., KGaA	20,557,404
254,527	Muenchener Rueckversicherungs AG, Registered	68,438,837
643,887	Norma Group SE	18,595,601
65,633	Rheinmetall AG	13,953,013

		462,937,494

	Hong Kong—1.8%
7,421,500	CK Hutchison Holdings, Ltd.	54,282,219
26,265,000	Emperor Entertainment Hotel, Ltd.	2,304,488
5,542,142	Great Eagle Holdings, Ltd.	13,431,112
15,995,508	Hang Lung Group, Ltd.	33,828,308
59,000	Miramar Hotel & Investment	94,153
10,820,000	TAI Cheung Holdings, Ltd.	6,700,845

		110,641,125

Shares		Value*

	Italy—1.8%
817,650	Buzzi Unicem SpA	$15,218,283
2,943,779	Iveco Group NV(b)	19,342,604
4,365,000	SOL SpA	79,892,921

		114,453,808

	Japan—2.6%
93,500	ADEKA Corp.	2,059,822
2,798,041	Astellas Pharma, Inc.	43,850,571
1,001,300	Fuji Seal International, Inc.	13,731,451
57,600	Konishi Co., Ltd.	737,500
3,363,180	Kuraray Co., Ltd.	29,037,283
820,800	NGK Spark Plug Co., Ltd.	13,255,374
164,400	Nippon Kanzai Co., Ltd.	3,808,191
104,825	Okamoto Industries, Inc.	3,356,586
193,700	Shizuoka Gas Co., Ltd.	1,352,610
1,284,760	Sumitomo Heavy Industries, Ltd.	29,529,980
271,950	Taikisha, Ltd.	6,782,535
580,020	Transcosmos, Inc.(b)	15,108,054
	Miscellaneous Security(d)	2,012,301

		164,622,258

	Mexico—2.1%
1,533,895	Coca-Cola FEMSA SA de CV, Sponsored ADR(e)	84,287,530
4,556,152	Industrias Bachoco SAB de CV, Class B	17,763,555
9,067,593	Megacable Holdings SAB de CV	27,281,897

		129,332,982

	Netherlands—2.7%
2,160,839	Heineken Holding NV	170,179,586

	Philippines—0.1%
22,609,020	Alliance Global Group, Inc.	5,461,412

	Singapore—5.7%
6,432,235	DBS Group Holdings, Ltd.	168,787,930
8,270,385	United Overseas Bank, Ltd.	193,796,445

		362,584,375

	South Korea—1.5%
97,800	Hyundai Mobis Co., Ltd.	17,237,310
131,339	Kangnam Jevisco Co., Ltd.	2,780,499
998,776	LG Corp.	62,721,313
360,632	LX Holdings Corp.(b)	2,849,439
42,936	Samchully Co., Ltd.	3,753,377
	Miscellaneous Security(d)	7,138,000

		96,479,938

	Sweden—2.7%
661,300	Autoliv, Inc.	50,549,772
1,704,935	SKF AB, Class B	28,048,201
3,901,988	Trelleborg AB, Class B	91,144,990

		169,742,963

	Switzerland—14.0%
142,761	Coltene Holding AG, Registered	16,128,569
2,535,079	Nestlé SA, Registered	330,968,636
80	Neue Zuercher Zeitung AG(b)	593,317
805,437	Novartis AG, Registered	71,002,553

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Portfolio of Investments

March 31, 2022

Shares		Value*

	Switzerland (continued)
68,178	Phoenix Mecano AG(a)	$28,955,728
581,341	Roche Holding AG	230,964,264
429,703	TX Group AG(b)	71,839,397
262,041	Zurich Insurance Group AG	129,956,458

		880,408,922

	United Kingdom—18.7%
5,694,918	Babcock International Group plc(b)	24,235,434
16,699,941	BAE Systems plc	157,194,930
14,718,898	CNH Industrial NV	233,175,435
5,651,479	Diageo plc	287,323,559
8,418,226	GlaxoSmithKline plc	182,560,739
5,273,360	Inchcape plc	46,248,229
11,937,289	Johnson Service Group plc(b)	18,455,991
17,304,144	Lookers plc(b)	20,939,200
10,457,845	Tesco plc	37,947,066
1,178,920	Unilever plc	53,590,989
2,283,205	Unilever plc (Ordinary Shares)	103,900,622
16,292,379	Vertu Motors plc	13,900,482
380,279	Vivo Energy plc	680,664

		1,180,153,340

	United States—14.7%
75,488	Alphabet, Inc., Class A(b)	209,958,548
60,045	Alphabet, Inc., Class C(b)	167,705,085
418	Berkshire Hathaway, Inc., Class A(b)	221,088,978
546,465	Cisco Systems, Inc.	30,470,888
687,282	FMC Corp.	90,425,693
1,819,506	Ionis Pharmaceuticals, Inc.(b)	67,394,502
787,517	Johnson & Johnson	139,571,638

		926,615,332

TOTAL COMMON STOCKS (Cost $3,430,317,665)		5,941,887,411

PREFERRED STOCKS—0.5%

	Chile—0.3%
11,044,000	Embotelladora Andina SA, Class A	20,603,865

	Croatia—0.2%
166,388	Adris Grupa DD	10,269,053

TOTAL PREFERRED STOCKS (Cost $35,290,988)		30,872,918

Shares		Value*

REGISTERED INVESTMENT COMPANY—1.4%
87,362,663	Dreyfus Treasury Securities Cash Management—Institutional Shares 0.11%(f) (Cost $87,362,663)	$87,362,663

Face Value

U.S. TREASURY BILL—2.0%
$125,000,000	0.050%(g) due 04/14/2022(e) (Cost $124,997,743)	124,997,743

INVESTMENTS IN SECURITIES (Cost $3,677,969,059)	98.1%	6,185,120,735

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	1.0	65,843,704

OTHER ASSETS AND LIABILITIES (Net)	0.9	55,442,970

NET ASSETS	100.0%	$6,306,407,409

*	See Note 2 in Notes to Financial Statements.
(a)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(b)	Non-income producing security.
(c)	Amount represents less than 0.1% of net assets.
(d)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $9,150,301 represents 0.1% of the net assets of the Fund.
(e)	This position has been segregated to cover certain open forward contracts. At March 31, 2022, liquid assets totaling $209,285,273 have been segregated to cover such open forward contracts.
(f)	Rate disclosed is the 7-day yield at March 31, 2022.
(g)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Sector Diversification

March 31, 2022 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	16.4%
Pharmaceuticals, Biotechnology & Life Sciences	11.7
Insurance	9.5
Food	8.9
Beverage	8.7
Software & Services	8.5
Banks	7.1
Materials	5.5
Energy	3.1
Retailing	2.7
Household & Personal Products	2.6
Media	2.4
Health Care Equipment & Services	1.8
Automobiles & Components	1.3
Utilities	1.3
Technology Hardware & Equipment	1.0
Real Estate	0.8
Commercial Services & Supplies	0.8
Consumer Services	0.1
Tobacco	0.0 *

Total Common Stocks	94.2
Preferred Stocks	0.5
Registered Investment Company	1.4
U.S. Treasury Bill	2.0
Unrealized Appreciation on Forward Contracts	1.0
Other Assets and Liabilities (Net)	0.9

Net Assets	100.0%

* Amount represents less than 0.1% of net assets.

Portfolio Composition

March 31, 2022 (Unaudited)

Schedule of Forward Exchange Contracts

March 31, 2022

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/22*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
140,000,000	Chinese Yuan	JPM	5/26/22	$21,883,548	$21,979,057	$95,509
200,000,000	Chinese Yuan	SSB	5/27/22	31,264,900	31,396,928	132,028
145,000,000	Chinese Yuan	SSB	7/12/22	22,613,320	22,714,650	101,330
300,000,000	Chinese Yuan	BNY	1/13/23	46,483,521	46,790,628	307,107
450,000,000	Thai Baht	JPM	4/28/22	13,546,057	13,535,354	(10,703)
400,000,000	Thai Baht	JPM	6/30/22	11,982,355	12,049,100	66,745
260,000,000	Thai Baht	BNY	7/1/22	7,791,126	7,832,227	41,101

TOTAL				$155,564,827	$156,297,944	$733,117

FORWARD EXCHANGE CONTRACTS TO SELL(a)
30,000,000	Canadian Dollar	NTC	8/25/22	$(23,696,776)	$(24,007,835)	$(311,059)
24,000,000	Canadian Dollar	NTC	10/13/22	(18,975,512)	(19,203,423)	(227,911)
57,000,000	Canadian Dollar	SSB	12/22/22	(44,468,196)	(45,602,192)	(1,133,996)
23,000,000	Canadian Dollar	NTC	3/23/23	(18,046,930)	(18,397,772)	(350,842)
6,000,000,000	Chilean Peso	JPM	12/22/22	(6,727,966)	(7,324,674)	(596,708)
9,200,000,000	Chilean Peso	SSB	3/23/23	(10,828,625)	(11,101,536)	(272,911)
140,000,000	Chinese Yuan	JPM	5/26/22	(21,233,033)	(21,979,057)	(746,024)
200,000,000	Chinese Yuan	SSB	5/27/22	(30,318,189)	(31,396,928)	(1,078,739)
145,000,000	Chinese Yuan	SSB	7/12/22	(21,868,637)	(22,714,650)	(846,013)
300,000,000	Chinese Yuan	BNY	1/13/23	(46,104,904)	(46,769,767)	(664,863)
400,000,000	Chinese Yuan	SSB	1/17/23	(61,285,024)	(62,354,917)	(1,069,893)
410,000,000	Chinese Yuan	JPM	1/20/23	(63,174,114)	(63,910,122)	(736,008)
840,000,000	Chinese Yuan	JPM	2/17/23	(129,874,146)	(130,867,712)	(993,566)
100,000,000	European Union Euro	SSB	4/11/22	(118,364,200)	(111,301,206)	7,062,994
60,000,000	European Union Euro	BNY	5/10/22	(73,259,400)	(66,847,460)	6,411,940

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Schedule of Forward Exchange Contracts

March 31, 2022

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/22*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
50,000,000	European Union Euro	NTC	5/20/22	$(60,842,750)	$(55,730,554)	$5,112,196
75,000,000	European Union Euro	BNY	5/24/22	(91,246,500)	(83,610,442)	7,636,058
75,000,000	European Union Euro	BNY	6/21/22	(91,964,250)	(83,721,300)	8,242,950
50,000,000	European Union Euro	SSB	11/18/22	(58,458,750)	(56,334,858)	2,123,892
220,000,000	European Union Euro	SSB	11/25/22	(252,258,600)	(247,997,359)	4,261,241
100,000,000	European Union Euro	NTC	12/2/22	(113,220,000)	(112,782,484)	437,516
65,000,000	European Union Euro	SSB	12/2/22	(73,600,150)	(73,308,615)	291,535
90,000,000	Great Britain Pound Sterling	JPM	7/11/22	(124,384,140)	(118,472,389)	5,911,751
75,000,000	Great Britain Pound Sterling	NTC	7/28/22	(102,143,250)	(98,733,933)	3,409,317
85,000,000	Great Britain Pound Sterling	NTC	8/8/22	(118,757,920)	(111,903,548)	6,854,372
80,000,000	Great Britain Pound Sterling	NTC	9/9/22	(110,466,400)	(105,334,929)	5,131,471
70,000,000	Great Britain Pound Sterling	JPM	9/26/22	(96,320,700)	(92,174,545)	4,146,155
250,000,000	Hong Kong Dollar	SSB	4/22/22	(32,198,736)	(31,929,021)	269,715
300,000,000	Hong Kong Dollar	NTC	4/28/22	(38,648,090)	(38,316,871)	331,219
75,000,000	Hong Kong Dollar	NTC	6/10/22	(9,669,060)	(9,586,630)	82,430
200,000,000	Hong Kong Dollar	BNY	8/29/22	(25,680,930)	(25,610,045)	70,885
1,100,000,000	Japanese Yen	JPM	5/19/23	(9,716,370)	(9,298,158)	418,212
5,800,000,000	Japanese Yen	JPM	8/10/23	(51,309,271)	(49,393,700)	1,915,571
4,500,000,000	Japanese Yen	JPM	9/1/23	(40,064,103)	(38,398,898)	1,665,205
3,000,000,000	Japanese Yen	BNY	9/22/23	(26,012,313)	(25,647,945)	364,368
110,000,000	Mexican Peso	NTC	4/11/22	(5,143,432)	(5,505,418)	(361,986)
210,000,000	Mexican Peso	BNY	5/10/22	(9,975,252)	(10,455,799)	(480,547)
100,000,000	Mexican Peso	JPM	5/26/22	(4,815,448)	(4,963,906)	(148,458)
260,000,000	Mexican Peso	NTC	8/25/22	(12,291,110)	(12,690,159)	(399,049)
500,000,000	Mexican Peso	BNY	4/5/23	(23,084,879)	(23,351,850)	(266,971)
176,000,000	Philippine Peso	JPM	11/9/22	(3,393,098)	(3,360,174)	32,924
80,000,000	Philippine Peso	SSB	3/23/23	(1,487,819)	(1,516,851)	(29,032)
25,000,000	Singapore Dollar	NTC	4/11/22	(18,561,209)	(18,471,778)	89,431
90,000,000	Singapore Dollar	JPM	5/20/22	(67,410,681)	(66,495,336)	915,345
85,000,000	Singapore Dollar	SSB	6/21/22	(64,099,180)	(62,808,185)	1,290,995
55,000,000	Singapore Dollar	JPM	6/30/22	(40,820,871)	(40,642,176)	178,695
60,000,000	Singapore Dollar	NTC	8/12/22	(44,368,525)	(44,363,335)	5,190
70,000,000	Singapore Dollar	JPM	12/22/22	(51,289,566)	(51,876,425)	(586,859)
53,000,000	Singapore Dollar	SSB	1/12/23	(39,092,032)	(39,293,996)	(201,964)
36,000,000,000	South Korean Won	JPM	5/10/22	(32,438,277)	(29,682,233)	2,756,044
60,000,000,000	South Korean Won	SSB	3/20/23	(49,023,613)	(49,736,968)	(713,355)
120,000,000	Swedish Krona	SSB	4/22/22	(14,254,617)	(12,881,481)	1,373,136
150,000,000	Swedish Krona	SSB	8/25/22	(17,191,386)	(16,169,299)	1,022,087
115,000,000	Swedish Krona	BNY	9/15/22	(13,392,181)	(12,406,384)	985,797
125,000,000	Swedish Krona	NTC	2/17/23	(13,888,580)	(13,577,463)	311,117
200,000,000	Swedish Krona	NTC	4/5/23	(21,301,523)	(21,768,055)	(466,532)
50,000,000	Swiss Franc	NTC	4/11/22	(53,637,134)	(54,353,311)	(716,177)
35,000,000	Swiss Franc	NTC	5/10/22	(38,875,714)	(38,090,912)	784,802
140,000,000	Swiss Franc	BNY	12/2/22	(151,413,554)	(154,427,129)	(3,013,575)
130,000,000	Swiss Franc	SSB	12/7/22	(142,270,862)	(143,452,863)	(1,182,001)
100,000,000	Swiss Franc	JPM	12/22/22	(109,844,844)	(110,478,352)	(633,508)
20,000,000	Swiss Franc	JPM	1/20/23	(22,109,953)	(22,146,110)	(36,157)
450,000,000	Thai Baht	JPM	4/28/22	(14,265,335)	(13,535,354)	729,981
400,000,000	Thai Baht	JPM	6/30/22	(12,500,000)	(12,049,100)	450,900
260,000,000	Thai Baht	BNY	7/1/22	(8,130,081)	(7,832,227)	297,854

TOTAL				$(3,315,558,691)	$(3,250,448,104)	$65,110,587

Unrealized Appreciation on Forward Contracts (Net)						$65,843,704

* See Note 2 in Notes to Financial Statements.

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

International Value Fund II – Currency Unhedged

Portfolio Highlights as of March 31, 2022 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne International Value Fund II – Currency Unhedged vs.

MSCI EAFE Index (in US$)

10/26/09 through 3/31/22

Average Annual Total Returns – For Periods Ended March 31, 2022

	Tweedy, Browne International Value Fund II – Currency Unhedged	MSCI EAFE Index (in US$)
1 Year	1.13%	1.16%
5 Years	4.37	6.72
10 Years	4.84	6.27
Since Inception (10/26/09)	5.35	5.47
Total Annual Fund Operating Expense Ratio as of 3/31/21, as disclosed in the Fund’s most recent prospectus: 1.38% (gross), 1.38% (net).†
Total Annual Fund Operating Expense Ratio as of 3/31/22: 1.37% (gross), 1.34% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2023, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in US$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne International Value Fund II – Currency Unhedged

Perspective On Assessing Investment Results (Unaudited)

March 31, 2022

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne International Value Fund II – Currency Unhedged to the results of the MSCI EAFE Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI EAFE Index (in US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2022

Shares		Value*

COMMON STOCKS—96.7%

	Belgium—0.3%
79,510	Fagron NV	$1,457,028

	Canada—1.2%
3,500	E-L Financial Corp., Ltd.	2,474,280
21,490	Lassonde Industries, Inc., Class A	2,453,616
47,125	Winpak, Ltd.	1,448,781

		6,376,677

	China—6.3%
1,232,000	A-Living Smart City Services Co., Ltd.	1,706,102
682,980	Alibaba Group Holding, Ltd.(a)	9,322,693
340,680	Baidu, Inc., Class A(a)	6,014,010
6,681,815	Dali Foods Group Co., Ltd.	3,486,676
1,004,050	Haitian International Holdings, Ltd.	2,589,693
4,150	JD.com, Inc., Class A(a)	117,950
578,670	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	1,187,947
357,122	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	440,276
87,160	Tencent Holdings, Ltd.	4,018,558
1,173,000	Times Neighborhood Holdings, Ltd.	343,055
2,729,475	Uni-President China Holdings, Ltd.	2,369,182
1,908,970	WH Group, Ltd.	1,199,039

		32,795,181

	Finland—0.4%
157,170	Kemira Oyj	2,068,103

	France—12.7%
758,553	Bollore SE	3,995,094
32,355	Cie Generale des Etablissements Michelin	4,409,973
342,430	Rubis SCA	10,123,232
128,602	Safran SA	15,228,619
382,960	SCOR SE	12,385,491
517,117	Tarkett SA(a)	7,330,217
250,808	TotalEnergies SE	12,764,193

		66,236,819

	Germany—7.7%
200,055	BASF SE	11,481,294
226,525	Fresenius SE & Co., KGaA	8,365,317
52,550	Henkel AG & Co., KGaA	3,488,612
48,199	Krones AG	4,026,589
13,543	Muenchener Rueckversicherungs AG, Registered	3,641,528
95,262	Norma Group SE	2,751,188
29,235	Rheinmetall AG	6,215,110

		39,969,638

	Hong Kong—1.9%
1,663,100	Chow Sang Sang Holdings International, Ltd.	1,919,388
621,500	CK Hutchison Holdings, Ltd.	4,545,766
4,870,000	Emperor Entertainment Hotel, Ltd.	427,293
734,000	Hang Lung Group, Ltd.	1,552,309
45,710	Luk Fook Holdings International, Ltd.	110,873

Shares		Value*

	Hong Kong (continued)
109,796	Miramar Hotel & Investment	$175,214
1,580,000	TAI Cheung Holdings, Ltd.	978,497

		9,709,340

	Italy—1.1%
129,036	Buzzi Unicem SpA	2,401,647
300,592	Iveco Group NV(a)	1,975,091
66,455	SOL SpA	1,216,331

		5,593,069

	Japan—5.1%
166,700	ADEKA Corp.	3,672,431
445,200	Astellas Pharma, Inc.	6,977,122
111,200	Fuji Seal International, Inc.	1,524,955
6,000	Fukuda Denshi Co., Ltd.	384,479
111,630	Inaba Denki Sangyo Co., Ltd.	2,270,682
20,600	Kamigumi Co., Ltd.	370,894
88,700	Konishi Co., Ltd.	1,135,698
288,625	Kuraray Co., Ltd.	2,491,953
33,045	Okamoto Industries, Inc.	1,058,129
67,300	Shizuoka Gas Co., Ltd.	469,957
108,745	Sumitomo Heavy Industries, Ltd.	2,499,485
44,060	Taikisha, Ltd.	1,098,873
47,965	Transcosmos, Inc.(a)	1,249,367
	Miscellaneous Security(b)	1,427,245

		26,631,270

	Mexico—3.4%
120,800	Coca-Cola FEMSA SA de CV, Sponsored ADR	6,637,960
789,063	Industrias Bachoco SAB de CV, Class B	3,076,404
2,625,871	Megacable Holdings SAB de CV	7,900,524

		17,614,888

	Netherlands—1.8%
37,400	Heineken NV	3,597,249
71,375	Heineken Holding NV	5,621,228

		9,218,477

	Philippines—0.3%
6,997,100	Alliance Global Group, Inc.	1,690,212

	Singapore—4.4%
467,100	DBS Group Holdings, Ltd.	12,257,146
461,100	United Overseas Bank, Ltd.	10,804,762

		23,061,908

	South Korea—2.4%
132,823	Hankook & Co., Ltd.	1,596,386
17,345	Hyundai Mobis Co., Ltd.	3,057,067
37,361	Kangnam Jevisco Co., Ltd.	790,947
89,851	LG Corp.	5,642,479
26,877	LX Holdings Corp.(a)	212,362
	Miscellaneous Security(b)	1,234,693

		12,533,934

	Sweden—3.0%
38,380	Autoliv, Inc.	2,933,767
317,975	SKF AB, Class B	5,231,065
323,568	Trelleborg AB, Class B	7,558,097

		15,722,929

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2022

Shares		Value*

	Switzerland—12.0%
135,665	Nestlé SA, Registered	$17,711,819
69,216	Novartis AG, Registered	6,101,672
5,015	Phoenix Mecano AG	2,129,910
45,290	Roche Holding AG	17,993,521
25,789	TX Group AG(a)	4,311,504
28,434	Zurich Insurance Group AG	14,101,541

		62,349,967

	Thailand—0.9%
1,220,100	Bangkok Bank Public Co., Ltd., NVDR	4,993,872

	United Kingdom—19.1%
830,013	Babcock International Group plc(a)	3,532,224
1,165,123	BAE Systems plc	10,967,190
1,320,447	CNH Industrial NV	20,918,400
352,603	Diageo plc	17,926,484
618,690	GlaxoSmithKline plc	13,417,138
1,075,730	Inchcape plc	9,434,328
1,504,280	Johnson Service Group plc(a)	2,325,736
744,541	Lookers plc(a)	900,946
713,908	Standard Chartered plc	4,749,751
809,785	Tesco plc	2,938,365
179,337	Unilever plc	8,152,247
2,741,248	Vertu Motors plc	2,338,803
924,116	Vivo Energy plc	1,654,083

		99,255,695

	United States—12.7%
6,915	AutoZone, Inc.(a)	14,138,271
41,700	Berkshire Hathaway, Inc., Class B(a)	14,716,347
199,870	Cisco Systems, Inc.	11,144,751
56,475	FMC Corp.	7,430,416
155,987	Ionis Pharmaceuticals, Inc.(a)	5,777,758
71,820	Johnson & Johnson	12,728,659

		65,936,202

TOTAL COMMON STOCKS (Cost $407,945,009)		503,215,209

Shares		Value*

PREFERRED STOCKS—0.5%

	Chile—0.3%
940,000	Embotelladora Andina SA, Class A	$1,753,679

	Germany—0.2%
29,000	Jungheinrich AG	844,628
648	KSB AG	274,629

		1,119,257

TOTAL PREFERRED STOCKS (Cost $3,455,379)		2,872,936

REGISTERED INVESTMENT COMPANY—2.4%
12,333,052	Dreyfus Government Securities Cash Management – Institutional Shares 0.05%(c) (Cost $12,333,052)	12,333,052

INVESTMENTS IN SECURITIES (Cost $423,733,440)	99.6%	518,421,197

OTHER ASSETS AND LIABILITIES (Net)	0.4	2,102,424

NET ASSETS	100.0%	$520,523,621

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $2,661,938 represents 0.5% of the net assets of the Fund.
(c)	Rate disclosed is the 7-day yield at March 31, 2022.

Abbreviations:
ADR	—	American Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Sector Diversification

March 31, 2022 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	20.3%

Pharmaceuticals, Biotechnology & Life Sciences	12.1

Insurance	9.1

Retailing	7.3

Materials	7.1

Food	6.6

Beverage	6.5

Banks	6.2

Media	3.1

Technology Hardware & Equipment	2.6

Energy	2.5

Household & Personal Products	2.2

Software & Services	2.2

Utilities	2.0

Automobiles & Components	2.0

Health Care Equipment & Services	2.0

Commercial Services & Supplies	1.1

Real Estate	0.9

Consumer Durables & Apparel	0.4

Diversified Financials	0.3

Consumer Services	0.1

Transportation	0.1

Total Common Stocks	96.7
Preferred Stocks	0.5
Registered Investment Company	2.4
Other Assets and Liabilities (Net)	0.4

Net Assets	100.0%

Portfolio Composition

March 31, 2022 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Value Fund

Portfolio Highlights as of March 31, 2022 (Unaudited)

Hypothetical Illustration of $10,000 Invested in Tweedy, Browne

Value Fund vs. the MSCI World Index (Hedged to US$)

and S&P 500/MSCI World Index (Hedged to US$)

12/8/93 through 3/31/22

Average Annual Total Returns – For Periods Ended March 31, 2022

	Tweedy, Browne Value Fund	MSCI World Index (Hedged to US$)	S&P 500/MSCI World Index (Hedged to US$)
1 Year	5.35%	11.87%	11.87%
5 Years	6.10	12.94	12.94
10 Years	7.13	12.27	12.27
Since Inception (12/8/93)	7.94	8.36	9.07
Total Annual Fund Operating Expense Ratio as of 3/31/21, as disclosed in Fund’s most recent prospectus: 1.41% (gross), 1.38% (net).†
Total Annual Fund Operating Expense Ratio as of 3/31/22: 1.39% (gross), 1.34% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2023, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The MSCI World Index (Hedged to US$) accounts for interest rate differentials in forward currency exchange rates. Results for each index are inclusive of dividends and net of foreign withholding taxes. The inception date for the Fund is December 8, 1993. Prior to 2004, information with respect to the MSCI World indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, November 30, 1993, was used.

The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks. The index is generally considered representative of U.S. large capitalization stocks. The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06 and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities).

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2022

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the MSCI World Index (Hedged to US$) and the S&P 500/MSCI World Index (Hedged to US$). The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 and the MSCI World Index (Hedged to US$), linked together by the Investment Adviser, and represents the performance of the S&P 500 for the periods 12/8/93 – 12/31/06, and the performance of the MSCI World Index (Hedged to US$) beginning 1/1/07 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities). Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index (hedged to US$) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University

Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2022

Shares		Value*

COMMON STOCKS—95.3%

	Belgium—0.3%
64,487	Fagron NV	$1,181,730

	Canada—0.7%
18,010	Lassonde Industries, Inc., Class A	2,056,288
38,475	Winpak, Ltd.	1,182,851

		3,239,139

	China—5.5%
652,456	A-Living Smart City Services Co., Ltd.	903,536
452,610	Alibaba Group Holding, Ltd.(a)	6,178,137
231,680	Baidu, Inc., Class A(a)	4,089,838
3,283,500	Dali Foods Group Co., Ltd.	1,713,382
797,375	Haitian International Holdings, Ltd.	2,056,628
3,433	JD.com, Inc., Class A(a)	97,572
419,200	Shanghai Mechanical and Electrical Industry Co., Ltd., Class A	860,572
345,561	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	426,023
110,830	Tencent Holdings, Ltd.	5,109,875
2,349,905	Uni-President China Holdings, Ltd.	2,039,716
1,531,400	WH Group, Ltd.	961,884

		24,437,163

	Finland—0.5%
170,196	Kemira Oyj	2,239,504

	France—8.7%
206,517	Bollore SE	1,087,669
259,040	Rubis SCA	7,657,980
66,120	Safran SA	7,829,709
235,186	SCOR SE	7,606,262
150,328	Tarkett SA(a)	2,130,924
236,380	TotalEnergies SE	12,029,920

		38,342,464

	Germany—6.5%
92,687	BASF SE	5,319,371
195,680	Fresenius SE & Co., KGaA	7,226,245
84,400	Henkel AG & Co., KGaA	5,603,022
41,893	Krones AG	3,499,780
76,131	Norma Group SE	2,198,680
23,478	Rheinmetall AG	4,991,222

		28,838,320

	Hong Kong—1.2%
1,046,000	Chow Sang Sang Holdings International, Ltd.	1,207,191
476,000	CK Hutchison Holdings, Ltd.	3,481,552
214,000	Luk Fook Holdings International, Ltd.	519,073

		5,207,816

	Italy—0.7%
102,790	Buzzi Unicem SpA	1,913,150
178,334	Iveco Group NV(a)	1,171,774

		3,084,924

Shares		Value*

	Japan—2.8%
197,135	Astellas Pharma, Inc.	$3,089,477
41,700	Fuji Seal International, Inc.	571,858
36,595	Inaba Denki Sangyo Co., Ltd.	744,384
239,905	Kuraray Co., Ltd.	2,071,310
28,005	Okamoto Industries, Inc.	896,744
89,395	Sumitomo Heavy Industries, Ltd.	2,054,728
34,620	Taikisha, Ltd.	863,436
38,880	Transcosmos, Inc.(a)	1,012,726
	Miscellaneous Security(b)	1,213,957

		12,518,620

	Mexico—2.4%
81,335	Coca-Cola FEMSA SA de CV, Sponsored ADR(c)	4,469,358
639,907	Industrias Bachoco SAB de CV, Class B	2,494,874
1,222,747	Megacable Holdings SAB de CV	3,678,910

		10,643,142

	Netherlands—2.3%
128,033	Heineken Holding NV	10,083,400

	Philippines—0.4%
6,542,900	Alliance Global Group, Inc.	1,580,496

	Singapore—2.1%
386,517	United Overseas Bank, Ltd.	9,057,090

	South Korea—1.2%
70,858	LG Corp.	4,449,753
	Miscellaneous Security(b)	994,127

		5,443,880

	Sweden—3.0%
33,021	Autoliv, Inc.	2,524,125
256,145	SKF AB, Class B	4,213,889
271,905	Trelleborg AB, Class B	6,351,321

		13,089,335

	Switzerland—8.1%
118,780	Nestlé SA, ADR	15,453,278
50,749	Novartis AG, Registered	4,473,731
30,803	Roche Holding AG	12,237,899
6,692	Zurich Insurance Group AG	3,318,826

		35,483,734

	United Kingdom—11.6%
529,590	BAE Systems plc	4,984,980
891,670	CNH Industrial NV	14,125,755
62,715	Diageo plc, Sponsored ADR	12,739,925
343,309	GlaxoSmithKline plc	7,445,125
282,425	Inchcape plc	2,476,913
723,592	Johnson Service Group plc(a)	1,118,730
185,395	Unilever plc, Sponsored ADR	8,448,450

		51,339,878

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2022

Shares		Value*

	United States—37.3%
46,230	3M Co.	$6,882,722
6,150	Alphabet, Inc., Class A(a)	17,105,303
1,465	Alphabet, Inc., Class C(a)	4,091,730
6,180	AutoZone, Inc.(a)	12,635,504
76,760	Bank of America Corp.	3,164,047
76,570	Bank of New York Mellon Corp./The	3,800,169
60	Berkshire Hathaway, Inc., Class A(a)	31,735,260
8,810	Carlisle Cos., Inc.	2,166,555
79,420	Cisco Systems, Inc.	4,428,459
140,841	Comcast Corp., Class A	6,594,176
12,989	Concentrix Corp.	2,163,448
107,535	Enterprise Products Partners LP	2,775,478
45,731	FMC Corp.	6,016,828
125,210	Fox Corp., Class B	4,542,619
150,480	Intel Corp.	7,457,789
163,740	Ionis Pharmaceuticals, Inc.(a)	6,064,930
66,608	Johnson & Johnson	11,804,936
33,708	National Western Life Group, Inc., Class A	7,092,163
24,140	Thor Industries, Inc.	1,899,818
50,625	Truist Financial Corp.	2,870,438
23,825	Vertex Pharmaceuticals, Inc.(a)	6,217,610
263,163	Wells Fargo & Co.	12,752,879

		164,262,861

TOTAL COMMON STOCKS (Cost $249,614,246)		420,073,496

PREFERRED STOCK—0.2%

	Chile—0.2%
492,000	Embotelladora Andina SA, Class A (Cost $918,375)	917,883

Shares		Value*

REGISTERED INVESTMENT COMPANY—1.2%
5,359,977	Dreyfus Government Securities Cash Management – Institutional Shares 0.05%(d) (Cost $5,359,977)	$5,359,977

Face Value		Value*

U.S. TREASURY BILL—2.1%
$9,000,000	0.092%(e) due 06/02/2022(c) (Cost $8,998,586)	8,994,885

INVESTMENTS IN SECURITIES (Cost $264,891,184)	98.8%	435,346,241

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	0.9	4,025,468

OTHER ASSETS AND LIABILITIES (Net)	0.3	1,451,717

NET ASSETS	100.0%	$440,823,426

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $2,208,084 represents 0.5% of the net assets of the Fund.
(c)	This position has been segregated to cover certain open forward contracts. At March 31, 2022, liquid assets totaling $13,464,243 have been segregated to cover such open forward contracts.
(d)	Rate disclosed is the 7-day yield at March 31, 2022.
(e)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification

March 31, 2022 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	17.8%
Pharmaceuticals, Biotechnology & Life Sciences	11.6
Insurance	11.3
Food	7.7
Software & Services	7.6
Banks	6.3
Beverage	6.2
Retailing	5.0
Materials	4.6
Media	3.6
Energy	3.4
Health Care Equipment & Services	1.9
Utilities	1.7
Semiconductors & Semiconductor Equipment	1.7
Household & Personal Products	1.3
Technology Hardware & Equipment	1.0
Automobiles & Components	1.0
Diversified Financials	0.9
Consumer Durables & Apparel	0.3
Commercial Services & Supplies	0.2
Real Estate	0.2

Total Common Stocks	95.3
Preferred Stock	0.2
Registered Investment Company	1.2
U.S. Treasury Bill	2.1
Unrealized Appreciation on Forward Contracts	0.9
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

Portfolio Composition

March 31, 2022 (Unaudited)

Schedule of Forward Exchange Contracts

March 31, 2022

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/22*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a)
2,500,000	Canadian Dollar	SSB	1/6/23	$(1,949,782)	$(2,000,040)	$(50,258)
700,000,000	Chilean Peso	SSB	7/28/22	(912,409)	(872,129)	40,280
18,900,000	Chinese Yuan	SSB	5/27/22	(2,865,069)	(2,967,010)	(101,941)
26,700,000	Chinese Yuan	JPM	1/12/23	(4,098,612)	(4,162,589)	(63,977)
45,000,000	Chinese Yuan	BNY	1/13/23	(6,915,736)	(7,015,465)	(99,729)
20,000,000	Chinese Yuan	SSB	1/17/23	(3,064,251)	(3,117,746)	(53,495)
28,500,000	Chinese Yuan	JPM	2/17/23	(4,406,444)	(4,440,155)	(33,711)
7,000,000	European Union Euro	BNY	5/10/22	(8,546,930)	(7,798,870)	748,060
16,000,000	European Union Euro	BNY	5/16/22	(19,436,320)	(17,830,661)	1,605,659
7,000,000	European Union Euro	BNY	6/21/22	(8,583,330)	(7,813,988)	769,342
3,700,000	European Union Euro	NTC	10/20/22	(4,316,864)	(4,160,163)	156,701
5,000,000	European Union Euro	NTC	4/5/23	(5,614,350)	(5,689,167)	(74,817)
7,000,000	Great Britain Pound Sterling	JPM	7/11/22	(9,674,322)	(9,214,519)	459,803
4,000,000	Great Britain Pound Sterling	NTC	7/28/22	(5,447,640)	(5,265,810)	181,830
6,500,000	Great Britain Pound Sterling	SSB	1/12/23	(8,777,990)	(8,570,209)	207,781
5,000,000	Hong Kong Dollar	SSB	4/22/22	(643,975)	(638,580)	5,395
9,000,000	Hong Kong Dollar	NTC	6/10/22	(1,160,287)	(1,150,396)	9,891
9,700,000	Hong Kong Dollar	NTC	8/8/22	(1,248,568)	(1,241,514)	7,054
15,000,000	Hong Kong Dollar	BNY	8/29/22	(1,926,070)	(1,920,753)	5,317
7,800,000	Hong Kong Dollar	SSB	3/23/23	(1,000,849)	(1,001,452)	(603)
165,000,000	Japanese Yen	SSB	2/2/23	(1,517,032)	(1,382,580)	134,452
260,000,000	Japanese Yen	JPM	5/19/23	(2,296,597)	(2,197,746)	98,851
160,000,000	Japanese Yen	SSB	6/16/23	(1,426,377)	(1,355,858)	70,519
400,000,000	Japanese Yen	JPM	8/10/23	(3,538,570)	(3,406,462)	132,108
50,000,000	Mexican Peso	JPM	5/26/22	(2,407,724)	(2,481,953)	(74,229)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

March 31, 2022

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/22*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
20,000,000	Mexican Peso	BNY	7/1/22	$(929,692)	$(986,418)	$(56,726)
18,500,000	Mexican Peso	SSB	1/6/23	(839,314)	(879,273)	(39,959)
46,000,000	Philippine Peso	JPM	11/9/22	(886,833)	(878,227)	8,606
26,000,000	Philippine Peso	SSB	3/23/23	(483,541)	(492,976)	(9,435)
1,800,000	Singapore Dollar	SSB	9/7/22	(1,337,049)	(1,331,380)	5,669
10,500,000	Singapore Dollar	SSB	1/12/23	(7,744,648)	(7,784,660)	(40,012)
1,100,000,000	South Korean Won	JPM	4/28/22	(981,267)	(907,064)	74,203
4,900,000,000	South Korean Won	JPM	3/13/23	(4,056,291)	(4,061,218)	(4,927)
23,000,000	Swedish Krona	NTC	8/12/22	(2,678,623)	(2,478,066)	200,557
13,500,000	Swedish Krona	NTC	2/17/23	(1,499,967)	(1,466,366)	33,601
37,000,000	Swedish Krona	NTC	4/5/23	(3,940,782)	(4,027,090)	(86,308)
8,000,000	Swiss Franc	JPM	12/7/22	(8,751,136)	(8,827,869)	(76,733)
10,000,000	Swiss Franc	JPM	12/22/22	(10,984,484)	(11,047,835)	(63,351)

TOTAL				$(156,889,725)	$(152,864,257)	$4,025,468

Unrealized Appreciation on Forward Contracts (Net)						$4,025,468

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Worldwide High Dividend Yield Value Fund

Portfolio Highlights as of March 31, 2022 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.

MSCI World Index (in US$) and MSCI World High Dividend Yield Index (in US$)

9/5/07 through 3/31/22

Average Annual Total Returns – For Periods Ended March 31, 2022

	Tweedy, Browne Worldwide High Dividend Yield Value Fund	MSCI World Index (in US$)	MSCI World High Dividend Yield Index (in US$)
1 Year	1.97%	10.12%	9.41%
5 Years	5.66	12.42	8.07
10 Years	5.40	10.88	8.22
Since Inception (9/5/07)	4.22	6.82	4.71
Total Annual Fund Operating Expense Ratio as of 3/31/21, as disclosed in Fund’s most recent prospectus: 1.47% (gross), 1.39% (net).†
Total Annual Fund Operating Expense Ratios as of 3/31/22: 1.48% (gross), 1.34% (net).†

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data that is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charges. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Fund’s financial statements.

† Tweedy, Browne Company LLC has voluntarily agreed, effective December 1, 2017 through at least July 31, 2023, to waive a portion of the Fund’s investment advisory fees and/or reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with the expense ratio of the Tweedy, Browne International Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) The Fund’s performance data shown above would have been lower had certain fees and expenses not been waived and/or reimbursed during certain periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in US$) reflects the return of the MSCI World Index for a U.S. dollar investor. The MSCI World High Dividend Yield Index reflects the performance of equities in the MSCI World Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index (in US$) reflects the return of the MSCI World High Dividend Yield Index for a U.S. dollar investor. Results for each index are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the index shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2022

In accordance with rules and guidelines set out by the United States Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of the MSCI World Index (in US$) and the MSCI World High Dividend Yield Index (in US$). Although we believe this comparison may be useful, the historical results of the MSCI indexes in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing

Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2022

Shares		Value*

COMMON STOCKS—94.3%

	China—2.3%
2,033,530	Dali Foods Group Co., Ltd.	$1,061,128
976,845	Uni-President China Holdings, Ltd.	847,901

		1,909,029

	Finland—1.8%
112,945	Kemira Oyj	1,486,174

	France—11.9%
141,765	Orange SA	1,688,394
71,355	Rubis SCA	2,109,462
19,670	Safran SA	2,329,256
101,170	SCOR SE	3,271,987
44,294	Tarkett SA(a)	627,874

		10,026,973

	Germany—7.0%
43,500	BASF SE	2,496,495
50,695	Fresenius Medical Care AG & Co., KGaA, ADR	1,707,407
22,400	Fresenius SE & Co., KGaA	827,207
3,250	Muenchener Rueckversicherungs AG, Registered	873,881

		5,904,990

	Hong Kong—4.7%
177,500	CK Hutchison Holdings, Ltd.	1,298,268
407,000	Hang Lung Group, Ltd.	860,749
15,465	Jardine Matheson Holdings, Ltd.	848,387
409,085	Johnson Electric Holdings, Ltd.	563,156
172,775	Luk Fook Holdings International, Ltd.	419,079

		3,989,639

	Japan—3.7%
49,270	Astellas Pharma, Inc.	772,154
45,315	Inaba Denki Sangyo Co., Ltd.	921,759
56,600	Kuraray Co., Ltd.	488,677
17,685	Sumitomo Heavy Industries, Ltd.	406,487
35,785	Takasago Thermal Engineering Co., Ltd.	508,932

		3,098,009

	Mexico—5.6%
37,735	Coca-Cola FEMSA SA de CV, Sponsored ADR	2,073,538
257,375	Industrias Bachoco SAB de CV, Class B	1,003,456
531,475	Megacable Holdings SAB de CV	1,599,062

		4,676,056

	Singapore—4.3%
67,295	DBS Group Holdings, Ltd.	1,765,884
78,510	United Overseas Bank, Ltd.	1,839,692

		3,605,576

	South Korea—1.0%
13,365	LG Corp.	839,298

Shares		Value*

	Sweden—5.0%
10,925	Autoliv, Inc.	$835,107
48,290	SKF AB, Class B	794,428
109,875	Trelleborg AB, Class B	2,566,526

		4,196,061

	Switzerland—11.3%
31,255	Nestlé SA, Registered	4,080,514
16,072	Novartis AG, Registered	1,416,812
7,230	Roche Holding AG	2,872,448
2,187	Zurich Insurance Group AG	1,084,619

		9,454,393

	United Kingdom—14.5%
220,690	BAE Systems plc	2,077,334
68,020	Diageo plc	3,458,165
142,165	GlaxoSmithKline plc	3,083,042
172,435	Inchcape plc	1,512,283
44,585	Unilever plc	2,026,732

		12,157,556

	United States—21.2%
13,970	3M Co.	2,079,854
41,145	Bank of America Corp.	1,695,997
20,336	Cisco Systems, Inc.	1,133,935
28,760	Enterprise Products Partners LP	742,296
38,740	Intel Corp.	1,919,954
13,405	Johnson & Johnson	2,375,768
12,795	Progressive Corp./The	1,458,502
30,645	Truist Financial Corp.	1,737,571
30,030	U.S. Bancorp	1,596,095
60,286	Verizon Communications, Inc.	3,070,969

		17,810,941

TOTAL COMMON STOCKS (Cost $60,004,777)		79,154,695

REGISTERED INVESTMENT COMPANY—4.8%
4,031,593	Dreyfus Government Securities Cash Management– Institutional Shares 0.05%(b) (Cost $4,031,593)	4,031,593

INVESTMENTS IN SECURITIES (Cost $64,036,370)	99.1%	83,186,288

OTHER ASSETS AND LIABILITIES (Net)	0.9	791,287

NET ASSETS	100.0%	$83,977,575

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate disclosed is the 7-day yield at March 31, 2022.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification

March 31, 2022 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	18.2%

Pharmaceuticals, Biotechnology & Life Sciences	12.5

Banks	10.3

Food	8.3

Insurance	8.0

Beverage	6.6

Telecommunication Services	5.7

Materials	5.3

Health Care Equipment & Services	3.0

Utilities	2.5

Household & Personal Products	2.4

Retailing	2.3

Semiconductors & Semiconductor Equipment	2.3

Media	1.9

Automobiles & Components	1.7

Technology Hardware & Equipment	1.4

Real Estate	1.0

Energy	0.9

Total Common Stocks	94.3
Registered Investment Company	4.8
Other Assets and Liabilities (Net)	0.9

Net Assets	100.0%

Portfolio Composition

March 31, 2022 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2022

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments in securities, at cost(a)	$3,677,969,059	$423,733,440	$264,891,184	$64,036,370

Investments in securities of unaffiliated issuers, at value	$6,127,462,611	$518,421,197	$435,346,241	$83,186,288
Investments in securities of affiliated issuers, at value	57,658,124	—	—	—
Cash	65,006	5,232	4,101	—
Cash segregated as collateral	1,140,000	—	—	—
Dividends and interest receivable	11,937,471	1,223,883	635,540	172,372
Receivable for investment securities sold	21,259,765	3,154,362	—	—
Recoverable foreign withholding taxes	19,072,964	1,864,331	1,245,978	751,978
Receivable for Fund shares sold	22,081,424	560,952	96,744	—
Unrealized appreciation on forward exchange contracts (Note 2)	84,119,111	—	4,955,679	—
Prepaid expense	79,070	6,315	5,086	1,826

Total Assets	$6,344,875,546	$525,236,272	$442,289,369	$84,112,464

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$18,275,407	$—	$930,211	$—
Payable for Fund shares redeemed	4,853,281	3,312,418	101,657	11,876
Investment advisory fee payable (Note 3)	4,156,597	351,505	296,681	56,389
Payable for investment securities purchased	9,396,194	903,233	—	—
Shareholder servicing and administration fees payable (Notes 3)	110,401	2,246	1,554	3,810
Directors’ fees payable	5,647	—	—	250
Due to custodian	—	—	—	42
Transfer agent fees payable	480,655	14,520	31,144	9,183
Fund administration and accounting fees payable	249,518	27,136	24,411	13,405
Legal and audit fees payable	370,968	32,191	29,023	11,493
Accrued expenses and other payables	569,469	69,402	51,262	28,441

Total Liabilities	38,468,137	4,712,651	1,465,943	134,889

NET ASSETS	$6,306,407,409	$520,523,621	$440,823,426	$83,977,575

NET ASSETS consists of
Paid-in capital	3,568,615,069	435,913,420	249,186,555	59,271,111
Total distributable earnings	2,737,792,340	84,610,201	191,636,871	24,706,464

Total Net Assets	$6,306,407,409	$520,523,621	$440,823,426	$83,977,575

CAPITAL STOCK (common stock outstanding)	224,080,116	31,919,462	23,074,458	13,185,099

NET ASSET VALUE offering price per share	$28.14	$16.31	$19.10	$6.37

(a)

Includes investments in securities of affiliated issuers, at cost for International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $51,311,994, $0, $0 and $0, respectively (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended March 31, 2022

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$177,485,946	$14,210,023	$10,135,670	$3,575,628
Less foreign withholding taxes	(18,032,081)	(1,612,686)	(977,063)	(350,502)
Interest	507,746	20,886	17,747	16,370
Other	5,956,922	278,165	162,391	213,278

Total Investment Income	165,918,533	12,896,388	9,338,745	3,454,774

EXPENSES
Investment advisory fee (Note 3)	81,714,296	6,669,091	5,519,019	1,200,373
Transfer agent fees (Note 3)	2,565,352	86,277	177,995	54,975
Fund administration and accounting fees (Note 3)	1,581,430	139,316	118,028	37,738
Custodian fees (Note 3)	1,324,368	113,163	69,776	19,721
Legal and audit fees	1,034,389	88,315	76,879	25,026
Directors’ fees and expenses (Note 3)	736,023	59,180	48,804	10,978
Shareholder servicing and administration fees (Note 3)	417,085	28,627	22,882	7,610
Interest	—	—	—	1,876
Other	850,150	118,107	97,669	60,836

Total expenses before waivers.	90,223,093	7,302,076	6,131,052	1,419,133

Investment advisory fees waived (Note 3)	(2,422,733)	(134,590)	(199,819)	(132,319)

Net Expenses	87,800,360	7,167,486	5,931,233	1,286,814

NET INVESTMENT INCOME	78,118,173	5,728,902	3,407,512	2,167,960

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities(a)	373,966,682	6,108,017	43,181,089	17,787,991
Forward exchange contracts	(50,062,159)	—	(4,711,616)	—
Foreign currencies and net other assets	(667,552)	(77,619)	18,020	(12,024)

Net realized gain	323,236,971	6,030,398	38,487,493	17,775,967

Net unrealized appreciation (depreciation) of:
Securities(b)	(242,985,008)	(7,307,785)	(27,338,910)	(17,192,278)
Forward exchange contracts	125,062,959	—	8,047,488	—
Foreign currencies and net other assets	(845,092)	(57,021)	(38,799)	(35,147)

Net change in unrealized appreciation (depreciation)	(118,767,141)	(7,364,806)	(19,330,221)	(17,227,425)

NET REALIZED AND UNREALIZED GAIN (LOSS)	204,469,830	(1,334,408)	19,157,272	548,542

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$282,588,003	$4,394,494	$22,564,784	$2,716,502

(a)	Dividend income and net realized gain on securities from affiliated issuers for International Value Fund were $864,254 and $0, respectively (Note 4).
(b)	Net unrealized depreciation from affiliated issuers for International Value Fund was $7,510,067 (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	International Value Fund		International Value Fund II – Currency Unhedged
	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021
INVESTMENT ACTIVITIES:

Net investment income	$78,118,173	$50,872,239	$5,728,902	$2,740,731

Net realized gain (loss)	323,236,971	458,693,937	6,030,398	(16,179,107)

Net change in unrealized appreciation (depreciation)	(118,767,141)	1,314,707,886	(7,364,806)	153,472,927

Net increase in net assets resulting from operations	282,588,003	1,824,274,062	4,394,494	140,034,551

DISTRIBUTIONS:

Distributions to shareholders	(543,518,030)	(57,684,545)	(5,666,910)	(4,397,957)

CAPITAL STOCK TRANSACTIONS:

Net increase (decrease) in net assets from Fund share transactions (Note 5)	147,891,584	(1,338,105,300)	35,458,266	(24,131,172)

Net increase (decrease) in net assets	(113,038,443)	428,484,217	34,185,850	111,505,422

NET ASSETS:

Beginning of year	6,419,445,852	5,990,961,635	486,337,771	374,832,349

End of year	$6,306,407,409	$6,419,445,852	$520,523,621	$486,337,771

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2022	Year Ended 3/31/2021	Year Ended 3/31/2022	Year Ended 3/31/2021
INVESTMENT ACTIVITIES:

Net investment income	$3,407,512	$2,269,067	$2,167,960	$2,015,268

Net realized gain	38,487,493	28,702,795	17,775,967	9,311,489

Net change in unrealized appreciation (depreciation)	(19,330,221)	86,167,750	(17,227,425)	20,839,394

Net increase in net assets resulting from operations	22,564,784	117,139,612	2,716,502	32,166,151

DISTRIBUTIONS:

Distributions to shareholders	(48,474,016)	(8,120,489)	(17,769,883)	(8,854,431)

CAPITAL STOCK TRANSACTIONS:

Net increase (decrease) in net assets from Fund share transactions (Note 5)	39,786,257	(20,343,025)	(12,768,833)	(21,185,529)

Net increase (decrease) in net assets	13,877,025	88,676,098	(27,822,214)	2,126,191

NET ASSETS:

Beginning of year	426,946,401	338,270,303	111,799,789	109,673,598

End of year	$440,823,426	$426,946,401	$83,977,575	$111,799,789

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne International Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/2022		Year Ended 3/31/2021		Year Ended 3/31/2020		Year Ended 3/31/2019	Year Ended 3/31/2018
Net asset value, beginning of year	$29.41		$21.99		$26.91		$27.89	$26.74

Income from investment operations:
Net investment income	0.37	(a)	0.23		0.43		0.45	0.25
Net realized and unrealized gain (loss) on investments	0.95		7.45		(4.82)		0.25	1.31

Total from investment operations	1.32		7.68		(4.39)		0.70	1.56

Distributions:
Dividends from net investment income	(0.41)		(0.26)		(0.45)		(0.39)	(0.31)
Distributions from net realized gains	(2.18)		—		(0.08)		(1.29)	(0.10)

Total distributions	(2.59)		(0.26)		(0.53)		(1.68)	(0.41)

Redemption fees	—		—		0.00	(b)	0.00 (b)	0.00 (b)

Net asset value, end of year	$28.14		$29.41		$21.99		$26.91	$27.89

Total return(c)	4.36%		34.89	%(d)	(16.66	)%(d)	3.11%	5.82%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$6,306,407		$6,419,446		$5,990,962		$8,497,700	$9,672,272
Ratio of operating expenses to average net assets	1.34%		1.37%		1.36%		1.36%	1.36%
Ratio of operating expenses to average net assets excluding waivers of expenses	1.38%		1.38%		1.36%		1.36%	1.36%
Ratio of net investment income to average net assets	1.19	%(a)	0.83%		1.50%		1.53%	0.91%
Portfolio turnover rate.	10%		11%		9%		6%	5%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.35 and the Ratio of Net Investment Income to Average Net Assets would have been 1.10%.

(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (16.74)% for the year ended March 31, 2020 and 35.02% for the year ended March 31, 2021.

Tweedy, Browne International Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each year.

	Year Ended 3/31/2022		Year Ended 3/31/2021		Year Ended 3/31/2020		Year Ended 3/31/2019	Year Ended 3/31/2018
Net asset value, beginning of year	$16.30		$11.66		$15.10		$15.61	$14.10

Income from investment operations:
Net investment income	0.18	(a)	0.09		0.21		0.22	0.14
Net realized and unrealized gain (loss) on investments	0.01		4.69		(3.31)		(0.54)	1.56

Total from investment operations	0.19		4.78		(3.10)		(0.32)	1.70

Distributions:
Dividends from net investment income	(0.18)		(0.10)		(0.23)		(0.19)	(0.19)
Distributions from net realized gains	—		(0.04)		(0.11)		—	—

Total distributions	(0.18)		(0.14)		(0.34)		(0.19)	(0.19)

Redemption fees	—		—		0.00	(b)	0.00 (b)	0.00 (b)

Net asset value, end of year	$16.31		$16.30		$11.66		$15.10	$15.61

Total return(c)	1.13%		40.87	%(d)	(20.94	)%(d)	(1.91)%	12.08%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$520,524		$486,338		$374,832		$487,298	$378,197
Ratio of operating expenses to average net assets	1.34%		1.37%		1.36%		1.35%	1.36%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/reimbursements of expenses	1.37%		1.37%		1.36%		1.35%	1.37%
Ratio of net investment income to average net assets	1.07	%(a)	0.66%		1.40%		1.51%	0.93%
Portfolio turnover rate	8%		25%		11%		2%	6%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 1.02%.

(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (21.08)% for the year ended March 31, 2020 and 41.12% for the year ended March 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/2022		Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2018
Net asset value, beginning of year	$20.38		$15.34	$19.62	$23.20	$21.78

Income from investment operations:
Net investment income	0.17	(a)	0.11	0.19	0.24	0.16
Net realized and unrealized gain (loss) on investments	0.93		5.31	(3.38)	0.54	1.64

Total from investment operations	1.10		5.42	(3.19)	0.78	1.80

Distributions:
Dividends from net investment income	(0.18)		(0.12)	(0.20)	(0.24)	(0.19)
Distributions from net realized gains	(2.20)		(0.26)	(0.89)	(4.12)	(0.19)

Total distributions	(2.38)		(0.38)	(1.09)	(4.36)	(0.38)

Net asset value, end of year	$19.10		$20.38	$15.34	$19.62	$23.20

Total return(b)	5.35%		35.58%	(17.47)%	5.41%	8.19%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$440,823		$426,946	$338,270	$453,275	$534,019
Ratio of operating expenses to average net assets	1.34%		1.37%	1.36%	1.36%	1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.39%		1.40%	1.38%	1.37%	1.37%
Ratio of net investment income to average net assets	0.77	%(a)	0.59%	0.93%	0.96%	0.61%
Portfolio turnover rate	20%		18%	12%	9%	6%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.16 and the Ratio of Net Investment Income to Average Net Assets would have been 0.73%.

(b)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/2022		Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2019		Year Ended 3/31/2018
Net asset value, beginning of year	$7.76		$6.30	$8.51	$10.23		$9.47

Income from investment operations:
Net investment income	0.19	(a)	0.14	0.20	0.24		0.17
Net realized and unrealized gain (loss) on investments	(0.02)		1.94	(1.43)	(0.15)		1.10

Total from investment operations	0.17		2.08	(1.23)	0.09		1.27

Distributions:
Dividends from net investment income	(0.20)		(0.14)	(0.19)	(0.26)		(0.18)
Distributions from net realized gains	(1.36)		(0.48)	(0.79)	(1.55)		(0.33)

Total distributions	(1.56)		(0.62)	(0.98)	(1.81)		(0.51)

Redemption fees	—		—	—	0.00	(b)	0.00	(b)

Net asset value, end of year	$6.37		$7.76	$6.30	$8.51		$10.23

Total return(c)	1.97%		33.80%	(17.06)%	2.44	%(d)	13.58	%(d)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$83,978		$111,800	$109,674	$175,608		$266,642
Ratio of operating expenses to average net assets	1.34%		1.37%	1.36%	1.36%		1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.48%		1.45%	1.42%	1.39%		1.37%
Ratio of net investment income to average net assets	2.26	%(a)	1.82%	2.20%	2.24%		1.54%
Portfolio turnover rate	16%		22%	7%	6%		5%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 2.04%.

(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2018 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2018. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne International Value Fund (“International Value Fund”), formerly, Tweedy, Browne Global Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged (“International Value Fund II – Currency Unhedged”), formerly, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each a diversified series of the Company.

The Funds commenced operations as follows:

International Value Fund	06/15/93

International Value Fund II – Currency Unhedged	10/26/09

Value Fund	12/08/93

Worldwide High Dividend Yield Value Fund	09/05/07

International Value Fund and International Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Investment Adviser under the direction of the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Investment Adviser concludes that fair valuation will likely result in a more accurate net asset valuation. The Company has retained a third-party service provider that, under certain circumstances selected by the Company, provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. This means that a Fund’s net asset value may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Company’s Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser. Investments in open-end mutual funds are valued at net asset value (NAV).

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of March 31, 2022. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

International Value Fund	Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$10,441,088	$—	$10,441,088	$—
China	313,596,550	16,015,571	297,580,979	—
Finland	20,652,580	—	20,652,580	—
France	694,502,177	21,646,647	672,855,530	—
Germany	462,937,494	—	462,937,494	—
Hong Kong	110,641,125	6,700,845	103,940,280	—
Italy	114,453,808	—	114,453,808	—
Japan	164,622,258	—	164,622,258	—
Netherlands	170,179,586	—	170,179,586	—
Philippines	5,461,412	—	5,461,412	—
Singapore	362,584,375	—	362,584,375	—
South Korea	96,479,938	—	96,479,938	—
Sweden	169,742,963	50,549,772	119,193,191	—
Switzerland	880,408,922	—	880,408,922	—
United Kingdom	1,180,153,340	13,900,482	1,166,252,858	—
All Other Countries	1,185,029,795	1,185,029,795	—	—
Preferred Stocks	30,872,918	30,872,918	—	—
Registered Investment Company	87,362,663	87,362,663	—	—
U.S. Treasury Bill	124,997,743	—	124,997,743	—

Total Investments in Securities	6,185,120,735	1,412,078,693	4,773,042,042	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	84,119,111	—	84,119,111	—
Liability
Unrealized depreciation of forward exchange contracts	(18,275,407)	—	(18,275,407)	—

Total	$6,250,964,439	$1,412,078,693	$4,838,885,746	$—

International Value Fund II – Currency Unhedged	Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$1,457,028	$—	$1,457,028	$—
China	32,795,181	1,187,947	31,607,234	—
Finland	2,068,103	—	2,068,103	—
France	66,236,819	7,330,217	58,906,602	—
Germany	39,969,638	—	39,969,638	—
Hong Kong	9,709,340	978,497	8,730,843	—
Italy	5,593,069	—	5,593,069	—
Japan	26,631,270	—	26,631,270	—
Netherlands	9,218,477	—	9,218,477	—
Philippines	1,690,212	—	1,690,212	—
Singapore	23,061,908	—	23,061,908	—
South Korea	12,533,934	—	12,533,934	—
Sweden	15,722,929	2,933,767	12,789,162	—
Switzerland	62,349,967	—	62,349,967	—
Thailand	4,993,872	—	4,993,872	—
United Kingdom	99,255,695	2,338,803	96,916,892	—
All Other Countries	89,927,767	89,927,767	—	—
Preferred Stocks
Chile	1,753,679	1,753,679	—	—
Germany	1,119,257	—	1,119,257	—
Registered Investment Company	12,333,052	12,333,052	—	—

Total	$518,421,197	$118,783,729	$399,637,468	$—

Notes to Financial Statements

Value Fund	Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$1,181,730	$—	$1,181,730	$—
China	24,437,163	860,572	23,576,591	—
Finland	2,239,504	—	2,239,504	—
France	38,342,464	2,130,924	36,211,540	—
Germany	28,838,320	—	28,838,320	—
Hong Kong	5,207,816	—	5,207,816	—
Italy	3,084,924	—	3,084,924	—
Japan	12,518,620	—	12,518,620	—
Netherlands	10,083,400	—	10,083,400	—
Philippines	1,580,496	—	1,580,496	—
Singapore	9,057,090	—	9,057,090	—
South Korea	5,443,880	—	5,443,880	—
Sweden	13,089,335	2,524,125	10,565,210	—
Switzerland	35,483,734	15,453,278	20,030,456	—
United Kingdom	51,339,878	21,188,375	30,151,503	—
All Other Countries	178,145,142	178,145,142	—	—
Preferred Stock	917,883	917,883	—	—
Registered Investment Company	5,359,977	5,359,977	—	—
U.S. Treasury Bill	8,994,885	—	8,994,885	—

Total Investments in Securities	435,346,241	226,580,276	208,765,965	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	4,955,679	—	4,955,679	—
Liability
Unrealized depreciation of forward exchange contracts	(930,211)	—	(930,211)	—

Total	$439,371,709	$226,580,276	$212,791,433	$—

Worldwide High Dividend Yield Value Fund	Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
China	$1,909,029	$—	$1,909,029	$—
Finland	1,486,174	—	1,486,174	—
France	10,026,973	2,316,268	7,710,705	—
Germany	5,904,990	1,707,407	4,197,583	—
Hong Kong	3,989,639	—	3,989,639	—
Japan	3,098,009	—	3,098,009	—
Singapore	3,605,576	—	3,605,576	—
South Korea	839,298	—	839,298	—
Sweden	4,196,061	835,107	3,360,954	—
Switzerland	9,454,393	—	9,454,393	—
United Kingdom	12,157,556	—	12,157,556	—
All Other Countries	22,486,997	22,486,997	—	—
Registered Investment Company	4,031,593	4,031,593	—	—

Total	$83,186,288	$31,377,372	$51,808,916	$—

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on

Notes to Financial Statements

investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. International Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at March 31, 2022 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Collateral is usually in the form of cash or U.S. Treasury Bills. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as Cash segregated as collateral. Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 8.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the International Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the International Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, all or a portion of which may be recoverable. Each Fund applies for refunds where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

As a result of several court rulings in certain European countries, the Funds may also file withholding tax reclaims in certain jurisdictions to recover all or a portion of amounts withheld in prior periods that may now be reclaimable. Any payments received on such withholding tax reclaims are included in Other Income in the Statements of Operations and are recorded when the amount is known and there are no significant uncertainties on collectability.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for International Value Fund, International Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital

Notes to Financial Statements

loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to International Value Fund, International Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. Under the Advisory Agreements with respect to each of International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2022, the Investment Adviser earned $81,714,296, $6,669,091, $5,519,019 and $1,200,373 in fees, prior to any waivers and/or reimbursements, from International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to International Value Fund, the Investment Adviser has entered into a voluntary fee waiver agreement with the Fund pursuant to which the Investment Adviser is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets, 0.80% on the next $1 billion of the Fund’s average daily net assets over $6 billion up to $7 billion, 0.70% on the next $1 billion of the Fund’s average daily net assets over $7 billion up to $8 billion, and 0.60% on the remaining amount, if any, of average daily net assets over $8 billion. This arrangement with International Value Fund will remain in place at least through July 31, 2023. For the year ended March 31, 2022, the Investment Adviser waived $2,422,733 in fees from International Value Fund.

With respect to International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) This arrangement will remain in place at least through July 31, 2023. For the year ended March 31, 2022, the Investment Adviser waived and/or reimbursed $134,590, $199,819 and $132,319 in fees from International Value Fund II – Currency Unhedged Fund, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY Mellon”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $135,000 annually, in quarterly increments of $33,750, plus out-of-pocket expenses for their services as directors. (Prior to January 1, 2022, such amounts were $130,000 and $32,500, respectively). The Lead Independent Director receives an additional annual fee of $27,000. (Prior to January 1, 2022, such amount was $26,000). These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY Mellon, serves as the Funds’ custodian pursuant to a custody agreement. BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

Notes to Financial Statements

At March 31, 2022, excluding unaffiliated platforms that hold shares of the Funds via omnibus accounts, the Funds are aware of one shareholder who owned 9.7% of International Value Fund II – Currency Unhedged’s outstanding shares; three shareholders who collectively owned 34.3% of Value Fund’s outstanding shares; and two shareholders who collectively owned 19.5% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Significant transactions by these shareholders could have an impact on each respective Fund.

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by International Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2022:

Shares Held at 3/31/21	Name of Issuer†	Value at 3/31/21	Purchase Cost	Sales Proceeds	Value at 3/31/22	Shares Held at 3/31/22	Dividend Income 4/1/21 to 3/31/22	Net Realized Gain (Loss) 4/1/21 to 3/31/22	Change in Net Unrealized Depreciation 4/1/21 to 3/31/22
24,740	Lassonde Industries, Inc., Class A	$3,385,671	$28,604,468	$—	$28,702,396	251,390	$377,513	$—	$(3,287,743)
68,178	Phoenix Mecano AG	33,178,052	—	—	28,955,728	68,178	486,741	—	(4,222,324)
		$36,563,723	$28,604,468	$—	$57,658,124		$864,254	$—	$(7,510,067)

† Issuer countries: Canada and Switzerland, respectively.

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2022, are as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$651,828,089	$84,927,246	$81,610,352	$14,534,686
Sales	$913,067,579	$40,819,450	$83,905,032	$42,071,049

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Changes in shares outstanding were as follows:

	Year Ended March 31, 2022		Year Ended March 31, 2021

International Value Fund	Shares	Amount	Shares	Amount
Sold	22,490,002	$ 670,012,086	26,120,514	$661,002,269
Reinvested	17,304,813	493,187,163	1,905,087	51,475,438
Redeemed	(34,000,476)	(1,015,307,665)	(82,160,023)	(2,050,583,007)
Net Decrease	5,794,339	$147,891,584	(54,134,422)	$(1,338,105,300)

International Value Fund II – Currency Unhedged	Shares	Amount	Shares	Amount
Sold	4,671,606	$78,851,422	9,923,658	$138,555,658
Reinvested	279,644	4,616,915	230,542	3,481,184
Redeemed	(2,866,443)	(48,010,071)	(12,456,102)	(166,168,014)
Net Increase (Decrease)	2,084,807	$35,458,266	(2,301,902)	$(24,131,172)

Value Fund	Shares	Amount	Shares	Amount
Sold	939,346	$18,730,742	1,228,145	$21,208,718
Reinvested	2,438,808	46,776,331	416,787	7,760,578
Redeemed	(1,250,676)	(25,720,816)	(2,751,770)	(49,312,321)
Net Decrease	2,127,478	$39,786,257	(1,106,838)	$(20,343,025)

Notes to Financial Statements

	Year Ended March 31, 2022		Year Ended March 31, 2021

Worldwide High Dividend Yield Value Fund	Shares	Amount	Shares	Amount
Sold	725,038	$5,318,233	956,549	$6,795,622
Reinvested	2,669,981	17,407,626	1,205,081	8,695,565
Redeemed	(4,624,089)	(35,494,692)	(5,159,712)	(36,676,716)
Net Decrease	(1,229,070)	$(12,768,833)	(2,998,082)	$(21,185,529)

6. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2022 is as follows:

Distributions paid from:	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$90,369,663	$5,666,910	$3,766,356	$2,970,433
Long-term capital gain	453,148,367	—	44,707,660	14,799,450
Total Distributions	$543,518,030	$5,666,910	$48,474,016	$17,769,883

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2021 is as follows:

Distributions paid from:	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$57,684,545	$3,226,605	$4,145,465	$2,131,591
Long-term capital gain	—	1,171,352	3,975,024	6,722,840
Total Distributions	$57,684,545	$4,397,957	$8,120,489	$8,854,431

As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$33,978,224	$287,696	$1,639,542	$161,765
Undistributed long-term capital gain	195,229,757	—	19,973,296	5,417,923
Unrealized appreciation/ (depreciation)	2,508,584,359	94,654,389	170,024,033	19,128,560
Accumulated capital and other losses	—	(10,331,884)	—	(1,784)
Total	$2,737,792,340	$84,610,201	$191,636,871	$24,706,464

The Funds may have temporary or permanent book/tax differences. Permanent differences are due to tax equalization utilized. Temporary differences are due to capital loss carryforwards, mark-to-market on forward contracts, mark-to-

market on passive foreign investment companies, wash sale loss deferrals and partnership transactions. Temporary differences will reverse at some time in the future. Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2022, permanent book and tax basis differences resulting primarily from the utilization of equalization were identified and reclassified among the components of each Fund’s net assets as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Distributable earnings	$(19,011,280)	$ —	$(651,841)	$(1,158,227)
Paid-in capital	19,011,280	—	651,841	1,158,227

Results of operations and net assets were not affected by these reclassifications.

As of March 31, 2022, International Value Fund II – Currency Unhedged had a short-term capital loss carryforward of $24 and a long-term capital loss carryforward of $10,331,243, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of this capital loss carryforward could be subject to limitations imposed by the Code related to share ownership changes. During the year ended March 31, 2022, International Value Fund II – Currency Unhedged utilized $5,985,602 in capital loss carry forwards.

As of March 31, 2022, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes is as follows:

International Value Fund	$3,679,972,594
International Value Fund II – Currency Unhedged	$423,736,142
Value Fund	$265,303,579
Worldwide High Dividend Yield Value Fund	$64,049,627

Notes to Financial Statements

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at March 31, 2022 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
International Value Fund	$2,760,316,925	$(251,732,566)	$2,508,584,359
International Value Fund II – Currency Unhedged	138,241,364	(43,586,975)	94,654,389
Value Fund	191,006,514	(20,982,481)	170,024,033
Worldwide High Dividend Yield Value Fund	22,619,603	(3,491,043)	19,128,560

7. Foreign Securities and Certain Other Risks

Investing in foreign securities involves additional risks beyond those associated with investing in U.S. securities. These risks, which are more pronounced in emerging markets, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country); costs incurred in conversions between currencies; non-negotiable brokerage commissions; less publicly available information; not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting; lower trading volume and/or liquidity; delayed settlements; greater market volatility; the difficulty in enforcing obligations and contractual and other rights; less securities regulation; different tax provisions (including withholding on interest and dividends paid to a Fund), less well established contract law; war, seizure, political and social instability and diplomatic developments.

Each Fund may invest in securities of Chinese issuers. Investments in securities of companies domiciled in the People’s Republic of China (“China”) involve a high degree of risk and special considerations not typically associated with investing in other foreign or emerging securities markets. Such heightened risks include, among others: (a) military conflicts; (b) an authoritarian government, which, despite reforms and privatizations of companies in certain sectors, still exercises substantial influence over many aspects of the private sector, resulting in risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested; (c) less regulatory oversight of issuers, brokers and other market participants; (d) currency risks associated with the Chinese Renminbi, including possible liquidity disruptions and the interference with conversion rights; (e) tax rules; (f) less rigorous accounting, auditing and financial reporting standards and practices than international accounting standards, which may result in significant differences in the preparation of financial statements; and (g) to the extent investments are made through Stock Connect, a program that allows non-Chinese investors to invest in Chinese stocks and China A-Shares, substantial limitations imposed by the program, including, among other things, market wide quota limitations, new technologies risks, bans on day-trading, different trading holidays, and the sudden loss of a security’s eligibility to trade in the program.

The consequences of the conflict between Russia and Ukraine, including international sanctions, the potential impact on inflation and increased disruption to supply chains may impact the Funds’ portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Funds’ returns and net asset value.

Each Fund invests a significant portion of its assets in securities of issuers located in Europe. The European financial markets have experienced, and may continue to experience, severe economic and financial difficulties, including risks associated with high levels of debt and negative interest rates. Among other things, these developments have adversely affected the value and exchange rate of the Euro and other currencies, and may continue to significantly affect the economies of European countries, which in turn may have a material adverse effect on the Funds’ investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain European countries, particularly to the extent a Fund does not hedge its exposure to foreign currency.

Actions taken by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union, which could place its currency and banking system in jeopardy, cause additional market disruption globally, and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far reaching and could affect the value and liquidity of the Funds’ investments.

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic has significantly impacted the global economy, individual companies, and financial markets in general and throughout the world, and has created significant uncertainty. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 will impact each Fund’s normal course of business,

Notes to Financial Statements

results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict.

8. Derivative Instruments

During the year ended March 31, 2022, International Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. The primary underlying risk exposure for these derivatives is foreign currency risk. International Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at March 31, 2022, see the Portfolio of Investments.

The following summarizes the volume of the International Value and Value Funds’ forward foreign currency exchange contract activity during the year ended March 31, 2022:

	International Value Fund	Value Fund
Average Notional Amount	$(3,332,461,390)	$(158,961,857)
Notional Amount at March 31, 2022	$(3,159,993,864)	$(156,889,725)

The following table presents the value of derivatives held as of March 31, 2022, by their respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	International Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$84,119,111	$4,955,679

Derivative	Liabilities Location	International Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$18,275,407	$930,211

The following table presents the effect of derivatives on the Statements of Operations for the year ended March 31, 2022:

Statement of Operations

Derivative	Location	International Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$(50,062,159)	$(4,711,616)

Derivative	Location	International Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$125,062,959	$8,047,488

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement and any related collateral received by the Fund for forward currency contracts as of March 31, 2022:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Collateral Received	Derivative Assets – Net(b)
International Value Fund
BNY	$24,358,060	$4,425,956	$—	$19,932,104
JPM	19,283,037	4,487,991	2,130,000	12,665,046
NTC	22,549,061	2,833,556	—	19,715,505
SSB	17,928,953	6,527,904	—	11,401,049
Total	$84,119,111	$18,275,407	$2,130,000	$63,713,704

Value Fund
BNY	$3,128,378	$156,455	$—	$2,971,923
JPM	773,571	316,928	270,000	186,643
NTC	589,634	161,125	—	428,509
SSB	464,096	295,703	—	168,393
Total	$4,955,679	$930,211	$270,000	$3,755,468

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement and any related collateral posted by the Fund for forward currency contracts as of March 31, 2022:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Collateral Posted	Derivative Liabilities – Net(c)
International Value Fund
BNY	$4,425,956	$4,425,956	$—	$—
JPM	4,487,991	4,487,991	—	—
NTC	2,833,556	2,833,556	—	—
SSB	6,527,904	6,527,904	—	—
Total	$18,275,407	$18,275,407	$—	$—

Value Fund
BNY	$156,455	$156,455	$—	$—
JPM	316,928	316,928	—	—
NTC	161,125	161,125	—	—
SSB	295,703	295,703	—	—
Total	$930,211	$930,211	$—	$—

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default.
(c)	Net amount represents the net payable due to counterparty in the event of default.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

Notes to Financial Statements

9. Committed Line of Credit

Effective May 27, 2021, the Company, acting on behalf of and for the account of each Fund, has entered into a line of credit agreement with BNY Mellon (the “Credit Agreement”) that established a revolving credit facility of $50,000,000 (the “Facility”) that may be used by the Funds for certain temporary or emergency purposes, including the meeting of redemption requests. Effective March 23, 2022, the revolving credit facility amount was increased to $75,000,000. Each Fund pays a commitment fee of 0.25% per annum on its pro rata share of the unused portion of the committed line. The interest rate on borrowing under the Credit Agreement is the higher of the Federal Funds Effective Rate or the secured overnight financing rate (SOFR) (previously, the daily One-Month LIBOR Rate) plus applicable margin of 1.25%. The Facility has a 364-day term currently in effect through March 22, 2023.

During the period May 27, 2021 through March 31, 2022, the Worldwide High Dividend Yield Value Fund had loans outstanding for five calendar days at a weighted average interest rate and average dollar amount of borrowings on days a loan was outstanding of 1.35% and $10,000,000 respectively. No other Funds borrowed under the Credit Agreement during the period. As of March 31, 2022, there were no loans outstanding with respect to the Credit Agreement.

10. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Tweedy, Browne Fund Inc. and Shareholders of Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (constituting Tweedy, Browne Fund Inc., hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

May 27, 2022

We have served as the auditor of one or more investment companies in Tweedy, Browne Fund Inc. since 2004.

Other Information (Unaudited)

1. Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of March 31, 2022, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $154.4 million, $7.7 million, $91.7 million and $7.6 million of their own money invested in International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2. Tax Information – Year Ended March 31, 2022

For shareholders who do not have a March 31, 2022 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in February 2023 reporting the amounts and tax characterization of distributions for the 2022 calendar year.

For the fiscal year ended March 31, 2022, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund

International Value Fund	$472,159,647

International Value Fund II – Currency Unhedged	$—

Value Fund	$45,359,763
Worldwide High Dividend Yield Value Fund	$17,106,979

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2022, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund

International Value Fund	8.30%

International Value Fund II – Currency Unhedged	14.34%

Value Fund	34.76%
Worldwide High Dividend Yield Value Fund	22.70%

For the fiscal year ended March 31, 2022, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund

International Value Fund	100%

International Value Fund II – Currency Unhedged	100%

Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code, the Funds may elect to pass through to their shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2022, the gross income derived from foreign sources and foreign taxes paid were:

	International Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$168,776,678	0.7532
Foreign Taxes	9,616,658	0.0429

	International Value Fund II – Currency Unhedged

	Dollar Amount	Per Share
Foreign Source Income	$13,373,821	0.4190
Foreign Taxes	820,306	0.0257

	Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$8,394,097	0.3638
Foreign Taxes	487,692	0.0211

	Worldwide High Dividend Yield Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$2,933,595	0.2225
Foreign Taxes	174,119	0.0132

3. Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Company’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

4. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789, by visiting the Funds’ website at www.tweedy.com, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov.

Statement Regarding Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), the Company has adopted a liquidity risk management program (the “Program”) effective as of December 1, 2018. The Board of Directors (the “Board”) of the Company most recently reviewed the Company’s Program at a meeting held on December 7, 2021 (the “Meeting”). Tweedy, Browne Company LLC (the “Investment Adviser”), the investment adviser to the Company, serves as the administrator for the Company’s Program. At the Meeting, the Investment Adviser provided the Board with a report that addressed the operation and effectiveness of implementation of the Program for the period November 1, 2020 through October 31, 2021 (the “Report”).

The Report discussed the overall operation and effectiveness of the Program. The Report described the methodology under the Program for categorizing each Fund’s investments into one of the four liquidity buckets (highly liquid, moderately liquid, less liquid, and illiquid). The Report noted that each Fund continues to be “primarily invested” in highly liquid investments (a fund is “primarily invested” in highly liquid investments if at least 50% of the fund’s total net assets are represented by highly liquid investments), and that, accordingly, each Fund is not required to establish, and has not established, a “highly liquid investment minimum” as defined in the Liquidity Rule. The Report also discussed each Fund’s investment strategy and liquidity of investments; short-term and long-term cash flow projections; and holdings of cash and cash equivalents.

No significant liquidity events impacting any Fund were noted in the Report. The Report also stated that no Fund exceeded the 15% illiquid security limit imposed by the Liquidity Rule, which requires a fund to file Form N-RN with the SEC. In addition, the Report noted that there had been no material changes to the Program (other than to incorporate a reference to the revolving credit facility with BNY Mellon) and that the Investment Adviser, based on its review of the operation of the Program and the adequacy and effectiveness of its implementation, believes the Program continues to be an effective tool in seeking to manage liquidity risk and ensure compliance by the Funds with the Liquidity Rule.

Directors and Principal Officers (Unaudited)

INDEPENDENT DIRECTORS
Name, Address,[1] Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Paul F. Balser Age: 80 Director	Since 2000	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since 2001; Partner, Generation Partners (private equity investments) from 1995 to 2004; Senior Advisor, Millennium Bridge Capital (private equity investments) since 2015.	4	None

Jeannine G. Caruso Age: 59 Director	Since 2020	Chief Investment Officer and Director of Investments, The Dyson Foundation from 2006 to 2014; Former Partner, New Providence Asset Management, L.P. from 2014 to 2021 (retired since June 2021).	4	None

Robert C. Elliott Age: 76 Director	Since 2016	Vice Chairman, 2014-2017 and Director, 2011 to present, Market Street Trust Company; Board of Regents – Winthrop University Hospital since 2005; Senior Adviser, Bessemer Trust from 2011-2014; Senior Managing Director, Bessemer Trust from 1975-2011.	4	None

Jack E. Fockler Age: 63 Director	Since 2016	Managing Director and Vice President, Head of Sales, Client Service and Marketing from 1989 to 2015; Senior Advisor from 2015 to 2017, Royce & Associates, LP (investment adviser) (retired since January 2018).	4	None

John C. Hover II Age: 76 Director	Since 2003	Former Executive Vice President, United States Trust Company of New York (retired since 2000).	4	None

Richard B. Salomon Age: 74 Director	Since 1996	Former attorney, Cozen O’Connor (law firm) (retired since 2019).	4	None

		INTERESTED DIRECTORS[3]
Name, Address,[1] Age and Position(s) with Company	Term of Office[4] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Thomas H. Shrager Age: 64 President and Director	Since 2009 – President; Since 2008 – Director	Managing Director, member of the Management Committee and member of the Investment Committee, Tweedy, Browne Company LLC.	4	Director, Tweedy, Browne Value Funds (a Luxembourg UCITS)

Robert Q. Wyckoff, Jr. Age: 69 Chairman, Vice President and Director	Since 2016 – Chairman and Vice President; Since 2015 – Director	Managing Director, member of the Management Committee and member of the Investment Committee, Tweedy, Browne Company LLC.	4	Director, Tweedy, Browne Value Funds (a Luxembourg UCITS)

1	Each Director may be reached c/o Tweedy, Browne Company LLC, One Station Place Stamford, CT 06902.
2	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.
3

Messrs. Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” of the Company as defined in the 1940 Act because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser, and with AMG Distributors, Inc., the Funds’ distributor.

4

Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death. Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

Directors and Principal Officers (Unaudited)

OFFICERS WHO ARE NOT DIRECTORS
Name, Address,[1] Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years

Roger R. de Bree Age: 59 Treasurer	Since 2016	Managing Director (since 2020) and member of the Investment Committee (since 2013), Tweedy, Browne Company LLC.

Elise M. Dolan Age: 45 Chief Compliance Officer and Assistant Secretary	Since 2013	General Counsel and Chief Compliance Officer (since 2016) and Associate General Counsel (2013 to 2016), Tweedy, Browne Company LLC; Associate, Dechert LLP (2002 to 2013).

Patricia A. Rogers Age: 55 Vice President and Secretary	Since 2013	Associate General Counsel (since 2016 and 1998 to 2013) and General Counsel and Chief Compliance Officer (2014 to 2016), Tweedy, Browne Company LLC.

John D. Spears Age: 73 Vice President	Since 1993	Managing Director, Tweedy, Browne Company LLC.

1	Each officer may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
2	Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: www.tweedy.com

TB-ANN-0322

(b)	The registrant has not yet relied upon Rule 30e-3 of the Act.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Paul Balser and Jeannine G. Caruso are qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $227,400 for 2021 and $227,400 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2021 and $0 for 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $159,080 for 2021 and $112,080 for 2022.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2021 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the registrant and permitted non-audit services for the registrant’s investment adviser and any affiliates thereof that provide services to the registrant if such non-audit services have a direct impact on the operations or financial reporting of the registrant.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $247,155 for 2021 and $186,355 for 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date   May 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date   May 28, 2022

By (Signature and Title)*	/s/ Roger R. de Bree
Roger R. de Bree, Treasurer
(principal financial officer)

Date   May 28, 2022

*	Print the name and title of each signing officer under his or her signature.